                               BlackRock Funds SM

                     The Bond Portfolios / Investor Classes

              Supplement to the Prospectus Dated January 28, 2001

BlackRock Core PLUS Total Return Portfolio

Past Performance of Institutional Accounts

   The section "Past Performance of Institutional Accounts" on pages 38-39 has been amended to read in its entirety as follows:
       The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

                                                             Note:

                                                             The performance
                                                             results have been
                                                             reduced by the
                                                             maximum possible
                                                             investment
                                                             advisory fees
                                                             charged to the
                                                             BFM institutional
                                                             accounts during
                                                             the period under
                                                             consideration.
                                                             Actual investment
                                                             advisoryfees paid
                                                             by individual
                                                             institutional
                                                             accounts may
                                                             vary.

                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000

          One Year                  Two Years               Since Inception
    12/31/1999-12/31/2000     12/31/1998-12/31/2000      3/31/1998-12/31/2000
  Institutional    Lehman     Institutional  Lehman      Institutional Lehman
  -----------------------   -----------------------    ----------------------
      11.53%       11.63%          5.50%      5.21%           6.55%     6.36%

    The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

    The data represents accounts with assets as of December 31, 2000 of $7.666 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

    The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

    The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

    The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference performance data for identical time periods.

This Supplement is dated March 2, 2001.

                               BlackRock Funds SM

                      The Bond Portfolios / Service Class

              Supplement to the Prospectus Dated January 28, 2001

BlackRock Core PLUS Total Return Portfolio

Past Performance of Institutional Accounts

   The section "Past Performance of Institutional Accounts" on pages 33-34 has been amended to read in its entirety as follows:
       The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

                                                             Note:

                                                             The performance
                                                             results have been
                                                             reduced by the
                                                             maximum possible
                                                             investment
                                                             advisory fees
                                                             charged to the
                                                             BFM institutional
                                                             accounts during
                                                             the period under
                                                             consideration.
                                                             Actual investment
                                                             advisory fees
                                                             paid by
                                                             individual
                                                             institutional
                                                             accounts may
                                                             vary.

                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000

          One Year                  Two Years               Since Inception
    12/31/1999-12/31/2000     12/31/1998-12/31/2000      3/31/1998-12/31/2000
  Institutional    Lehman     Institutional  Lehman      Institutional Lehman
  -----------------------   -----------------------    ----------------------
      11.53%       11.63%          5.50%      5.21%           6.55%     6.36%

    The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

    The data represents accounts with assets as of December 31, 2000 of $7.666 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

    The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

    The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

    The institutional accounts that are included in the data above are not subject to the same diversifications requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference performance data for identical time periods.

This Supplement is dated March 2, 2001.

Bond Portfolios
=======================================
I N S T I T U T I O N A L   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 15 of which are described in this prospectus.





P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

How to find
the information
you need
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................   9
Intermediate Bond...........................................................  15
Core Bond Total Return......................................................  21
Core PLUS Total Return......................................................  28
GNMA Portfolio..............................................................  35
Managed Income..............................................................  41
International Bond..........................................................  48
High Yield Bond.............................................................  55
Tax-Free Income.............................................................  63
Delaware Tax-Free Income....................................................  70
Ohio Tax-Free Income........................................................  77
Kentucky Tax-Free Income....................................................  84
New Jersey Tax-Free Income..................................................  91
Pennsylvania Tax-Free Income................................................  98

About Your Investment

How to Buy/Sell Shares...................................................... 105
Dividends/Distributions/Taxes............................................... 111

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Low Duration Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commer-cial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to con-tinue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these
 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.
 IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.
 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and diffi-
4
culties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not ade-quately prepared for the transition, which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: -0.18%
                                  93    5.66%
                                  94    1.39%
                                  95   10.51%
                                  96    5.07%
                                  97    6.05%
                                  98    6.63%
                                  99    4.06%
                                  00    8.27%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                      Since     Inception
                       1 Year    3 Years   5 Years  Inception     Date
------------------------------------------------------------------------------
Low Duration Bond       8.27%     6.31%     6.00%     5.76%     07/17/92
------------------------------------------------------------------------------
ML 1-3 Yr. Treasury     8.00%     6.00%     5.92%     5.75%       N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
6

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                                     .50%
Interest expense                                 1.87%
Other expenses                                    .33%
Total annual fund operating expenses             2.70%
Fee waivers and expense reimbursements*           .28%
Net expenses*                                    2.42%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the follow-ing two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $245   $812   $1,405   $3,011

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           Low Duration Bond Portfolio



                                                                  For the      For the
                                                                   Period      Period
                            Year      Year      Year      Year     4/1/96      7/1/95
                           Ended     Ended     Ended     Ended    through      through
                          9/30/00   9/30/99   9/30/98   9/30/97   9/30/96      3/31/96
Net asset value at
 beginning of period      $   9.82  $  10.03  $   9.89  $   9.79  $   9.79     $  9.83
                          --------  --------  --------  --------  --------     -------
Income from investment
 operations
Net investment income         0.61      0.58      0.56      0.58      0.28        0.42
Net gain (loss) on
 investments (both
 realized and
 unrealized)                 (0.01)    (0.20)     0.14      0.08     (0.01)        - -
                          --------  --------  --------  --------  --------     -------
Total from investment
 operations                   0.60      0.38      0.70      0.66      0.27        0.42
                          --------  --------  --------  --------  --------     -------
Less distributions
Distributions from net
 investment
 income                      (0.60)    (0.59)    (0.56)    (0.56)    (0.27)      (0.41)
Distributions in excess
 of net investment
 income                        - -       - -       - -       - -       - -       (0.04)
Distributions from net
 realized capital gains        - -       - -       - -       - -       - -       (0.01)
                          --------  --------  --------  --------  --------     -------
Total distributions          (0.60)    (0.59)    (0.56)    (0.56)    (0.27)      (0.46)
                          --------  --------  --------  --------  --------     -------
Net asset value at end
 of period                $   9.82  $   9.82  $  10.03  $   9.89  $   9.79     $  9.79
                          ========  ========  ========  ========  ========     =======
Total return                  6.29%     3.91%     7.28%     6.89%     2.70%       4.25%
Ratios/Supplemental data
Net assets at end of
 period (in
 thousands)               $126,818  $157,553  $166,887  $102,490  $135,686     $52,843
Ratios of expenses to
 average net assets
After
 advisory/administration
 fee
 waivers                      2.43%     2.39%     1.80%     1.54%     0.64%/1/    0.96%/1/
After
 advisory/administration
 fee
 waivers (excluding
 interest expense)            0.55%     0.56%     0.55%     0.55%     0.55%/1/    0.63%/1/
Before
 advisory/administration
 fee waivers                  2.71%     2.67%     2.20%     1.87%     0.92%/1/    1.16%/1/
Ratios of net investment
 income to average net
 assets
After
 advisory/administration
 fee
 waivers                      6.16%     5.89%     5.77%     5.15%     5.63%/1/    4.92%/1/
Before
 advisory/administration
 fee waivers                  5.88%     5.62%     5.37%     4.82%     5.36%/1/    4.72%/1/
Portfolio turnover rate        182%      177%      227%      371%      228%        185%

                           ----------------------------------------------------
/1/Annualized.
8

             BlackRock
[GRAPHIC]    Intermediate Government
             Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between two and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/ agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-

 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

backed securities and CMBS generally experience less prepay-ment than residen-tial mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such peri-ods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 4.48%
Worst Quarter
Q1 '94: -2.39%
                                  93     7.8%
                                  94   -3.35%
                                  95   13.79%
                                  96    4.41%
                                  97    7.73%
                                  98    7.64%
                                  99    0.83%
                                  00   10.24%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                    Since    Inception
                       1 Year   3 Years  5 Years  Inception     Date
------------------------------------------------------------------------------
Intermediate Govt.     10.24%    6.16%    6.11%     6.25%     04/20/92
------------------------------------------------------------------------------
LB Intermediate Govt.  10.47%    6.39%    6.18%     8.32%       N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.
12

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .42%
Other expenses                            .31%
Total annual fund operating expenses     1.23%
Fee waivers and expense reimbursements*   .21%
Net expenses*                            1.02%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $104   $370    $655    $1,470

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                 Intermediate Government Bond Portfolio



                                 Year      Year      Year     Year      Year
                                Ended     Ended     Ended     Ended    Ended
                               9/30/00   9/30/99   9/30/98   9/30/97  9/30/96
Net asset value at beginning
 of period                     $   9.89  $  10.48  $  10.11  $  9.92  $  10.02
                               --------  --------  --------  -------  --------
Income from investment
 operations
 Net investment income             0.61      0.59      0.57     0.59      0.58
 Net gain (loss) on
  investments (both realized
  and unrealized)                  0.01     (0.51)     0.39     0.19     (0.11)
                               --------  --------  --------  -------  --------
  Total from investment
   operations                      0.62      0.08      0.96     0.78      0.47
                               --------  --------  --------  -------  --------
Less distributions
 Distributions from net
  investment income               (0.59)    (0.59)    (0.59)   (0.59)    (0.57)
 Distributions from net
  realized capital gains          (0.01)    (0.08)      - -      - -       - -
                               --------  --------  --------  -------  --------
  Total distributions             (0.60)    (0.67)    (0.59)   (0.59)    (0.57)
                               --------  --------  --------  -------  --------
Net asset value at end of
 period                        $   9.91  $   9.89  $  10.48  $ 10.11  $   9.92
                               ========  ========  ========  =======  ========
Total return                       6.54%     0.75%     9.83%    8.08%     4.82%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $325,510  $388,917  $441,691  $96,605  $126,312
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          1.02%     0.81%     0.63%    0.67%     0.70%
 After
  advisory/administration fee
  waivers (excluding interest
  expense)                         0.60%     0.60%     0.59%    0.55%     0.53%
 Before
  advisory/administration fee
  waivers                          1.23%     1.02%     0.89%    0.98%     1.00%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          6.17%     5.77%     5.72%    5.88%     5.86%
 Before
  advisory/administration fee
  waivers                          5.96%     5.56%     5.46%    5.57%     5.56%
Portfolio turnover rate             131%      191%      272%     291%      580%

                                 ----------------------------------------------

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bonds market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold from the portfolio if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, rein-

 IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

vestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals in taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95: 4.52%

Worst Quarter
Q1 '94: -2.80%
                                 94     -3.11%
                                 95     14.59%
                                 96      4.31%
                                 97      7.61%
                                 98      7.09%
                                 99      0.99%
                                 00     10.73%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                             Since   Inception
                               1 Year    3 Years   5 Years Inception    Date
------------------------------------------------------------------------------
Intermediate Bond              10.73%     6.19%     6.09%    5.58%    09/17/93
------------------------------------------------------------------------------
LB Intermediate Govt./Corp.    10.12%     6.22%     6.11%    5.99%      N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
** The chart and the table both assume reinvestment of dividends and distribu-tions.
18

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                     .50%
Interest expense                                  .83%
Other expenses                                    .31%
Total annual fund operating expenses             1.64%
Fee waivers and expense reimbursements*           .21%
Net expenses*                                    1.43%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $146   $497    $872    $1,926

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Intermediate Bond Portfolio



                                Year      Year      Year      Year      Year
                               Ended     Ended     Ended     Ended     Ended
                              9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                    $   9.10  $   9.67  $   9.49  $   9.32  $   9.43
                              --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.58      0.57      0.57      0.58      0.56
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                     0.02     (0.47)     0.23      0.17     (0.09)
                              --------  --------  --------  --------  --------
  Total from investment
   operations                     0.60      0.10      0.80      0.75      0.47
                              --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.57)    (0.57)    (0.57)    (0.58)    (0.55)
 Distributions from net
  realized capital gains           - -     (0.10)    (0.05)      - -     (0.03)
                              --------  --------  --------  --------  --------
  Total distributions            (0.57)    (0.67)    (0.62)    (0.58)    (0.58)
                              --------  --------  --------  --------  --------
Net asset value at end of
 period                       $   9.13  $   9.10  $   9.67  $   9.49  $   9.32
                              ========  ========  ========  ========  ========
Total return                      6.89%     1.10%     8.81%     8.40%     5.10%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $516,538  $476,236  $490,674  $295,709  $207,909
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     1.43%     1.74%     1.72%     0.98%     0.83%
 After
  advisory/administration
  fee waivers (excluding
  interest expense)               0.60%     0.60%     0.59%     0.53%     0.53%
 Before
  advisory/administration
  fee waivers                     1.65%     1.96%     1.99%     1.27%     1.13%
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                     6.42%     6.12%     6.05%     6.18%     5.97%
 Before
  advisory/administration
  fee waivers                     6.20%     5.90%     5.78%     5.89%     5.67%
Portfolio turnover rate            199%      221%      221%      321%      670%

                            ---------------------------------------------------
20

             BlackRock
[GRAPHIC]    Core Bond Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive inter-

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

est or currencies with another party for their right to pay or receive inter-est or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securi-ties markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. As with all such investments, past performance is not an indication of future results.
24

                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95: 5.87%

Worst Quarter
Q1 '94: -2.63%
                                  93     9.69%
                                  94    -2.33%
                                  95    18.18%
                                  96     3.58%
                                  97     9.02%
                                  98     8.19%
                                  99    -0.62%
                                  00    12.23%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                         Since    Inception
                          1 Year    3 Years   5 Years  Inception     Date
------------------------------------------------------------------------------
Core Bond Total Return    12.23%     6.45%     6.38%     7.04%     12/09/92
------------------------------------------------------------------------------
Lehman Aggregate          11.63%     6.35%     6.46%     7.05%       N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .49%
Interest expense                          .23%
Other expenses                            .30%
Total annual fund operating expenses     1.02%
Fee waivers and expense reimbursements*   .24%
Net expenses*                             .78%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the follow-ing two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $80    $301    $540    $1,226

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           Core Bond Total Return Portfolio



                                                                      For the      For the
                                                                       Period      Period
                              Year       Year       Year      Year     4/1/96      7/1/95
                             Ended      Ended      Ended     Ended    through      through
                            9/30/00    9/30/99    9/30/98   9/30/97   9/30/96      3/31/96
Net asset value at
 beginning of period       $     9.31  $  10.12   $   9.82  $   9.55  $   9.61     $  9.85
                           ----------  --------   --------  --------  --------     -------
Income from investment
 operations
 Net investment income           0.60      0.57       0.59      0.62      0.30        0.47
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                    0.05     (0.59)      0.40      0.26     (0.06)      (0.07)
                           ----------  --------   --------  --------  --------     -------
 Total from investment
  operations                     0.65     (0.02)      0.99      0.88      0.24        0.40
                           ----------  --------   --------  --------  --------     -------
Less distributions
 Distributions from net
  investment income             (0.59)    (0.57)     (0.60)    (0.61)    (0.30)      (0.47)
 Distributions from net
  realized capital gains        (0.01)    (0.22)     (0.09)      - -       - -       (0.17)
                           ----------  --------   --------  --------  --------     -------
 Total distributions            (0.60)    (0.79)     (0.69)    (0.61)    (0.30)      (0.64)
                           ----------  --------   --------  --------  --------     -------
Net asset value at end of
 period                    $     9.36  $   9.31   $  10.12  $   9.82  $   9.55     $  9.61
                           ==========  ========   ========  ========  ========     =======
 Total return                    7.29%    (0.17)%    10.57%    10.03%     2.55%       3.93%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,051,089  $712,529   $673,823  $393,657  $162,626     $64,707
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.78%     0.93%      0.83%     0.84%     0.80%/1/    0.75%/1/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)              0.55%     0.55%      0.55%     0.55%     0.55%/1/    0.66%/1/
 Before
  advisory/administration
  fee waivers                    1.02%     1.19%      1.17%     1.14%     1.09%/1/    1.00%/1/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                    6.51%     5.94%      6.00%     6.52%     6.50%/1/    5.80%/1/
 Before
  advisory/administration
  fee waivers                    6.27%     5.68%      5.66%     6.23%     6.20%/1/    5.55%/1/
Portfolio turnover rate           248%      328%       405%      441%      308%        723%

/1/Annualized.
                           ----------------------------------------------------

             BlackRock
[GRAPHIC]    Core PLUS Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.
 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepay-

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

ment than residential mortgage-backed securities. In periods of falling inter-est rates, the rate of prepayments tends to increase (as does price fluctua-tion) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protec-tion. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
companies. There is also less government regulation of foreign securities mar-kets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

IMPORTANT DEFINITIONS

Advisory Fees: Fees
paid to the investment
adviser for portfolio
management services.

Other Expenses: Include
administration, trans-
fer agency, custody,
professional fees and
registration fees.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .50%
Other expenses/1/                        .39%
Total annual fund operating expenses     .89%
Fee waivers and expense reimbursements*  .34%
Net expenses*                            .55%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section of page 109 for a discussion of these waivers and reimburse-ments.
 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years

Institutional Shares   $56    $250


Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of cer-tain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund. The performance information is provided to illustrate the past performance of BFM in managing substantially similar insti-tutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

                                    [GRAPH]


                            Net Annualized Returns
                            As Of December 31, 2000


                                                                   Since
                               One Year         Two Years        Inception
                              12/31/1999-      12/31/1998-       3/31/1998-
                              12/31/2000       12/31/2000       12/31/2000
                              ----------       ----------       ----------

Institutional Accounts          11.53%            5.50%            6.55%
Lehman Brothers
Aggregate Index                 11.63%            5.21%            6.36%




The data represents accounts with assets as of December 31, 2000 of $7.666 bil-lion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a set-tlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unman-aged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference perfor-mance data for identical time periods.

Note:

The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.
34

             BlackRock
[GRAPHIC]    GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase

 IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

(as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.


Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term cap-ital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.



                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95: 5.83%

Worst Quarter
Q1 '94: -3.65%
                                 91     16.03%
                                 92      6.71%
                                 93      7.86%
                                 94     -3.54%
                                 95     17.73%
                                 96      4.72%
                                 97      9.70%
                                 98      7.57%
                                 99      0.28%
                                 00     11.85%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                              Inception
                     1 Year    3 Years   5 Years   10 Years     Date
------------------------------------------------------------------------------
GNMA                 11.85%     6.46%     6.74%     7.71%     05/31/90
------------------------------------------------------------------------------
Lehman GNMA Index    11.11%     6.58%     6.95%     8.27%       N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 05/31/90 is used as the beginning value on 05/31/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Interest expense                          .89%
Other expenses                            .40%
Total annual fund operating expenses     1.84%
Fee waivers and expense reimbursements*   .35%
Net expenses*                            1.49%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $152   $545    $963    $2,130

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                   GNMA Portfolio



                                                                   For the
                                                                    Period
                                                Year      Year    5/18/98/1/
                                                Ended    Ended     through
                                               9/30/00  9/30/99    9/30/98
Net asset value at beginning of period         $  9.61  $  10.11    $10.00
                                               -------  --------    ------
Income from investment operations
 Net investment income                            0.62      0.61      0.23
 Net gain (loss) on investments (both realized
  and unrealized)                                 0.13     (0.49)     0.10
                                               -------  --------    ------
  Total from investment operations                0.75      0.12      0.33
                                               -------  --------    ------
Less distributions
 Distributions from net investment income        (0.62)    (0.60)    (0.22)
 Distributions in excess of net investment
  income                                         (0.02)      - -       - -
 Distributions from net realized capital gains   (0.02)    (0.02)      - -
                                               -------  --------    ------
  Total distributions                            (0.66)    (0.62)    (0.22)
                                               -------  --------    ------
Net asset value at end of period               $  9.70  $   9.61    $10.11
                                               =======  ========    ======
Total return                                      7.58%     1.14%     1.36%
Ratios/Supplemental data
 Net assets at end of period (in thousands)    $95,108  $110,611    $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers        1.49%     0.86%     0.63%/2/
 After advisory/administration fee waivers
  (excluding interest expense)                    0.60%     0.60%     0.60%/2/
 Before advisory/administration fee waivers       1.84%     1.21%     1.00%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers        6.52%     6.15%     6.09%/2/
 Before advisory/administration fee waivers       6.16%     5.81%     5.72%/2/
Portfolio turnover rate                            184%      124%       56%

                                                   ----------------------------
/1/Commencement of operations of share class.
/2/Annualized.
40

             BlackRock
[GRAPHIC]    Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or for-

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

eign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
42

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased vol-atility in European and world markets. Individual issuers may suffer substan-tial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. As with all such investments, past performance is not an indication of future results.
44

                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q3 '91: 5.78%

Worst Quarter
Q1 '94: -3.43%
                                  91    14.96%
                                  92     5.91%
                                  93    11.69%
                                  94    -4.47%
                                  95    17.49%
                                  96     3.45%
                                  97     9.46%
                                  98     7.29%
                                  99    -0.61%
                                  00    11.93%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                                     Inception
                             1 Year    3 Years   5 Years  10 Years      Date
------------------------------------------------------------------------------
Managed Income               11.93%     6.07%     6.21%     7.51%     11/01/89
------------------------------------------------------------------------------
Lehman Aggregate             11.63%     6.35%     6.46%     8.02%       N/A*
------------------------------------------------------------------------------

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                              .48%
Interest expense                           .64%
Other expenses                             .28%
Total annual fund operating expenses      1.40%
Fee waivers and expense  reimbursements*   .11%
Net expenses*                             1.29%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .65% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $131   $432    $755    $1,670

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
46

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                   Managed Income Portfolio



                              Year        Year        Year       Year      Year
                             Ended       Ended       Ended      Ended     Ended
                            9/30/00     9/30/99     9/30/98    9/30/97   9/30/96
Net asset value at
 beginning of period       $     9.92  $    10.64  $    10.41  $  10.09  $  10.38
                           ----------  ----------  ----------  --------  --------
 Income from investment
  operations
 Net investment income           0.62        0.62%       0.67      0.68      0.64
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                    0.02       (0.57)       0.26      0.32     (0.21)
                           ----------  ----------  ----------  --------  --------
 Total from investment
  operations                     0.64        0.05        0.93      1.00      0.43
                           ----------  ----------  ----------  --------  --------
 Less distributions
 Distributions from net
  investment income             (0.62)      (0.62)      (0.65)    (0.68)    (0.62)
 Distributions from net
  realized capital gains        (0.02)      (0.15)      (0.05)      - -     (0.10)
                           ----------  ----------  ----------  --------  --------
 Total distributions            (0.64)      (0.77)      (0.70)    (0.68)    (0.72)
                           ----------  ----------  ----------  --------  --------
Net asset value at end of
 period                    $     9.92  $     9.92  $    10.64  $  10.41  $  10.09
                           ==========  ==========  ==========  ========  ========
Total return                     6.84%       0.57%       9.25%    10.25%     4.33%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,158,375  $1,252,991  $1,335,054  $537,260  $564,744
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    1.30%       1.45%       1.30%     0.92%     0.58%
 After
  advisory/administration
  fee waiver
  (excluding interest
  expense)                       0.65%       0.65%       0.63%     0.58%     0.58%
 Before
  advisory/administration
  fee waivers                    1.41%       1.57%       1.48%     1.17%     0.81%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    6.44%       6.11%       6.04%     6.65%     6.17%
 Before
  advisory/administration
  fee waivers                    6.33%       5.99%       5.86%     6.40%     5.95%
Portfolio turnover rate           205%        239%        376%      428%      638%

                                   --------------------------------------------

             BlackRock
[GRAPHIC]    International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign cur-rencies, usually in order to hedge itself against foreign currency risk; howev-er, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as deriv-

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.
48
atives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a secu-rity at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers.

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on

 IMPORTANT DEFINITIONS


 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a port-folio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of
50
time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Deriva-tives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addi-tion, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-mance is not an indication of future results.

The performance for the period before Institutional Shares were launched in June 1996 is based upon performance for Service Shares of the fund, which were first issued in July 1991.



                               [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 8.40%

Worst Quarter
Q2 '94: -2.06%
                                  92     6.17%
                                  93    15.31%
                                  94    -3.71%
                                  95    20.02%
                                  96    10.62%
                                  97    10.26%
                                  98    11.49%
                                  99     0.48%
                                  00    11.69%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since    Inception
                             1 Year  3 Years   5 Years   Inception     Date
------------------------------------------------------------------------------
International Bond          11.69%    7.75%     8.82%      9.09%     07/01/91
------------------------------------------------------------------------------
Salomon Non-US Hedged Govt.  9.62%    7.95%     9.33%      8.72%       N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.
52

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                              .55%
Interest expense                           .46%
Other expenses                             .35%
Total annual fund operating expenses      1.36%
Fee waivers and expense  reimbursements*    --
Net expenses*                             1.36%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.03% (excluding interest expense) of aver-age daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $138   $431    $745    $1,635

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Man-aging Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a portfolio manager and member of the international portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999, and Anthony Faillace since 2001.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           International Bond Portfolio



                                                                    For the
                                                                     Period
                                Year     Year     Year     Year    6/10/96/1/
                                Ended    Ended    Ended    Ended    through
                               9/30/00  9/30/99  9/30/98  9/30/97   9/30/96
Net asset value at beginning
 of period                     $ 10.81  $ 11.24  $ 10.95  $ 11.71   $ 11.37
                               -------  -------  -------  -------   -------
Income from investment
 operations
 Net investment income            0.49     0.30     0.45     0.78      0.21
 Net gain (loss) on
  investments (both realized
  and unrealized)                 0.23    (0.09)    0.83     0.42      0.30
                               -------  -------  -------  -------   -------
  Total from investment
   operations                     0.72     0.21     1.28     1.20      0.51
                               -------  -------  -------  -------   -------
Less distributions
 Distributions from net
  investment income              (0.52)   (0.64)   (0.57)   (1.47)    (0.17)
 Distributions from net
  realized capital gains         (0.32)     - -    (0.42)   (0.49)      - -
                               -------  -------  -------  -------   -------
  Total distributions            (0.84)   (0.64)   (0.99)   (1.96)    (0.17)
                               -------  -------  -------  -------   -------
Net asset value at end of
 period                        $ 10.69  $ 10.81  $ 11.24  $ 10.95   $ 11.71
                               =======  =======  =======  =======   =======
Total return                      7.04%    1.91%   12.51%   11.59%     4.48%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $69,172  $59,265  $43,672  $43,310   $30,882
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                         1.38%    1.03%    1.01%    0.98%     0.92%/2/
 After
  advisory/administration fee
  waivers (excluding interest
  expense)                        0.92%    1.03%    1.01%    0.98%     0.92%/2/
 Before
  advisory/administration fee
  waivers                         1.38%    1.03%    1.16%    1.08%     1.32%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                         4.69%    3.79%    4.08%    5.28%     6.28%/2/
 Before
  advisory/administration fee
  waivers                         4.69%    3.79%    3.93%    5.18%     5.88%/2/
Portfolio turnover rate            266%     317%     225%     272%      108%

                           ----------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
54

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuers ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.
 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations (CBOs),
 which are securities
 backed by a diversified
 pool of high yield
 securities.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
 IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit pro-tection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-
58
tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, politi-cal and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions dealer mark-ups and other transac-tions costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4 '99: 3.97%

Worst Quarter
Q4 '00: -6.42%
                                  99     8.74%
                                  00    -7.19%

As of 12/31/00
----------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
----------------------------------------------------------
                                    Since     Inception
                        1 Year    Inception      Date
----------------------------------------------------------
High Yield Bond         -7.19%      1.04%      11/19/98
----------------------------------------------------------
Lehman High Yield       -5.86%     -0.99%        N/A
----------------------------------------------------------

 **The chart and the table both assume reinvestment of dividends and distribu-
  tions.
60

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .54%
Other expenses                            .35%
Total annual fund operating expenses     1.39%
Fee waivers and expense reimbursements*   .15%
Net expenses*                            1.24%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% (excluding interest expense) of average net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $126   $425    $746    $1,656

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                            High Yield Bond Portfolio



                                                                  For the
                                                                  Period
                                                        Year    11/19/98/1/
                                                        Ended     through
                                                       9/30/00    9/30/99
Net asset value at beginning of period                 $  9.73    $ 10.00
                                                       -------    -------
Income from investment operations
 Net investment income                                    1.12       0.90
 Net (loss) on investments (both realized and
  unrealized)                                            (0.82)     (0.31)
                                                       -------    -------
  Total from investment operations                        0.30       0.59
                                                       -------    -------
Less distributions
 Distributions from net investment income                (1.11)     (0.86)
 Distributions from net realized capital gains             - -        - -
                                                       -------    -------
  Total distributions                                    (1.11)     (0.86)
                                                       -------    -------
Net asset value at end of period                       $  8.92    $  9.73
                                                       =======    =======
Total return                                              3.11%      5.93%
Ratios/Supplemental data
 Net assets at end of period (in thousands)            $72,839    $63,860
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                1.24%      1.02%/2/
 After advisory/administration fee waivers (excluding
  interest expense)                                       0.70%      0.71%/2/
 Before advisory/administration fee waivers               1.41%      1.67%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers               11.95%     10.49%/2/
 Before advisory/administration fee waivers              11.78%      9.85%/2/
Portfolio turnover rate                                    235%       185%

                                            -------------------
/1/Commencement of operations of share class.
/2/Annualized.
62

             BlackRock
[GRAPHIC]    Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
66

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Institutional Shares were launched in January 1993 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.


                                   [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 8.18%

Worst Quarter
Q1 '94: -6.81%%
                                 91     11.36%
                                 92      8.85%
                                 93     13.09%
                                 94     -6.64%
                                 95     18.48%
                                 96      5.72%
                                 97     10.12%
                                 98      6.42%
                                 99     -4.16%
                                 00     10.95%

The bars for 1991-1993 are based upon performance for Investor A Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                           Inception
                    1 Year    3 Years  5 Years  10 Years      Date
------------------------------------------------------------------------------
Tax-Free Income     10.95%     4.21%    5.67%     7.16%     05/14/90
------------------------------------------------------------------------------
Lehman Municipal    11.69%     5.22%    5.84%     7.58%       N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 04/30/90 is used as the beginning value on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .50%
Other expenses                           .32%
Total annual fund operating expenses     .82%
Fee waivers and expense reimbursements*  .22%
Net expenses*                            .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $240    $433     $993

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
68

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                 Tax-Free Income Portfolio



                                  Year      Year       Year     Year     Year
                                 Ended     Ended      Ended     Ended    Ended
                                9/30/00   9/30/99    9/30/98   9/30/97  9/30/96
Net asset value at beginning
 of period                      $  10.96  $  11.73    $ 11.34  $10.84   $10.61
                                --------  --------   --------  ------   ------
Income from investment
 operations
 Net investment income              0.57      0.52       0.54    0.56     0.49
 Net gain (loss) on
  investments (both realized
  and unrealized)                  (0.07)    (0.71)      0.44    0.51     0.28
                                --------  --------   --------  ------   ------
 Total from investment
  operations                        0.50     (0.19)      0.98    1.07     0.77
                                --------  --------   --------  ------   ------
Less distributions
 Distributions from net
  investment income                (0.54)    (0.52)     (0.54)  (0.57)   (0.54)
 Distributions from net
  realized capital gains             - -     (0.06)     (0.05)    - -      - -
                                --------  --------   --------  ------   ------
 Total distributions               (0.54)    (0.58)     (0.59)  (0.57)   (0.54)
                                --------  --------   --------  ------   ------
Net asset value at end of
 period                         $  10.92  $  10.96    $ 11.73  $11.34   $10.84
                                ========  ========   ========  ======   ======
Total return                        4.80%    (1.68)%     8.85%  10.09%    7.45%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $318,300  $302,319   $285,921  $9,419   $8,350
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.60%     0.60%      0.60%   0.55%    0.55%
 Before
  advisory/administration fee
  waivers                           0.82%     0.82%      0.88%   0.90%    0.89%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       5.32%     4.57%      4.61%   5.07%    5.10%
 Before
  advisory/administration fee
  waivers                           5.10%     4.35%      4.33%   4.72%    4.78%
Portfolio turnover rate               43%      104%       100%    262%     268%

                                 ----------------------------------------------

             BlackRock
[GRAPHIC]    Delaware Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
70

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
72
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 4.78%

Worst Quarter
Q1 '94: -4.60%
                                  91    9.12%
                                  92    5.74%
                                  93    8.28%
                                  94   -3.31%
                                  95   13.07%
                                  96    3.58%
                                  97    6.47%
                                  98    6.69%
                                  99   -2.36%
                                  00   10.18%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                    Inception
                              1 Year    3 Years   5 Years  10 Years    Date
------------------------------------------------------------------------------
DE Tax-Free                   10.18%     4.70%     4.83%     5.68%   09/30/86
------------------------------------------------------------------------------
Lehman Municipal              11.69%     5.22%     5.84%     7.46%     N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.
74

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .55%
Other expenses                           .36%
Total annual fund operating expenses     .91%
Fee waivers and expense reimbursements*  .21%
Net expenses*                            .70%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $72    $269    $483    $1,100

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                     Delaware Tax-Free Income
                                                     Portfolio



                                                                  For the
                                                                   Period
                                              Year      Year     5/11/98/1/
                                              Ended    Ended      through
                                             9/30/00  9/30/99     9/30/98
Net asset value at beginning of period       $  9.62  $  10.33    $  10.00
                                             -------  --------    --------
Income from investment operations
 Net investment income                          0.47      0.44        0.17
 Net gain (loss) on investments (both
  realized and unrealized)                      0.04     (0.54)       0.34
                                             -------  --------    --------
 Total from investment operations               0.51     (0.10)       0.51
                                             -------  --------    --------
Less distributions
 Distributions from net investment income      (0.45)    (0.47)      (0.18)
 Distributions from net realized capital
  gains                                          - -     (0.14)        - -
                                             -------  --------    --------
 Total distributions                           (0.45)    (0.61)      (0.18)
                                             -------  --------    --------
Net asset value at end of period             $  9.68  $   9.62    $  10.33
                                             =======  ========    ========
Total return                                    5.50%    (1.10)%      5.16%
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $94,865  $104,683    $114,524
 Ratios of expenses to average net assets
 After advisory/administration fee waivers      0.70%     0.70%       0.70%/2/
 Before advisory/administration fee waivers     0.91%     0.86%       0.88%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers      4.90%     4.38%       4.18%/2/
 Before advisory/administration fee waivers     4.69%     4.22%       4.00%/2/
Portfolio turnover rate                           27%       31%         54%

                                                     --------------------------
/1/Commencement of operations of share class.
/2/Annualized.
76

             BlackRock
[GRAPHIC]    Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of domestic
 and foreign corpora-
 tions, debt obligations
 of foreign governments
 and their political
 subdivisions, asset-
 backed securities, var-
 ious mortgage-backed
 securities (both resi-
 dential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-ests.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.


 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares.The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.


                                   [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 7.42%

Worst Quarter
Q1 '94: -6.15%
                                 93     10.13%
                                 94     -6.48%
                                 95     17.79%
                                 96      4.12%
                                 97      8.66%
                                 98      6.37%
                                 99     -3.03%
                                 00     11.20%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since     Inception
                       1 Year    3 Years   5 Years   Inception     Date
------------------------------------------------------------------------------
OH Tax-Free Income     11.20%     4.67%     5.35%      5.79%     12/01/92
------------------------------------------------------------------------------
Lehman Municipal       11.69%     5.22%     5.84%      6.61%       N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses                            .35%
Total annual fund operating expenses      .85%
Fee waivers and expense  reimbursements*  .25%
Net expenses*                             .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $246    $447    $1,026

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
82

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                      Ohio Tax-Free Income Portfolio



                                   Year     Year       Year     Year     Year
                                   Ended    Ended     Ended     Ended    Ended
                                  9/30/00  9/30/99   9/30/98   9/30/97  9/30/96
Net asset value at beginning of
 period                           $ 10.19  $ 10.88   $  10.50  $10.15   $10.05
                                  -------  -------   --------  ------   ------
Income from investment
 operations
 Net investment income               0.54     0.47       0.48    0.51     0.50
 Net gain (loss) on investments
  (both realized and unrealized)      - -    (0.65)      0.37    0.34     0.10
                                  -------  -------   --------  ------   ------
 Total from investment
  operations                         0.54    (0.18)      0.85    0.85     0.60
                                  -------  -------   --------  ------   ------
Less distributions
 Distributions from net
  investment income                 (0.51)   (0.47)     (0.47)  (0.50)   (0.50)
 Distributions from net realized
  capital gains                       - -    (0.04)       - -     - -      - -
                                  -------  -------   --------  ------   ------
 Total distributions                (0.51)   (0.51)     (0.47)  (0.50)   (0.50)
                                  -------  -------   --------  ------   ------
Net asset value at end of period  $ 10.22  $ 10.19   $  10.88  $10.50   $10.15
                                  =======  =======   ========  ======   ======
Total return                         5.52%   (1.38)%     8.56%   8.53%    6.12%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $89,239  $92,455   $101,066  $  928   $  409
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        0.60%    0.60%      0.60%   0.55%    0.51%
 Before advisory/administration
  fee waivers                        0.85%    0.81%      0.93%   1.06%    1.10%
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                        5.41%    4.75%      4.64%   4.80%    4.96%
 Before advisory/administration
  fee waivers                        5.16%    4.54%      4.31%   4.29%    4.37%
Portfolio turnover rate                23%      23%        77%     87%     136%

                                      -----------------------------------------

             BlackRock
[GRAPHIC]    Kentucky Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager of the fund to be of similar quality.

The portfolio management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
84

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage" The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3 of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk
86
that the other party in the transaction will not fulfill its contractual obli-gation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctua-tions and general market liquidity than others.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one secu-rity may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 5.36%

Worst Quarter
Q1 '94: -4.37%
                                  91     9.16%
                                  92     7.47%
                                  93     9.54%
                                  94    -3.24%
                                  95    13.42%
                                  96     3.66%
                                  97     6.92%
                                  98     6.35%
                                  99    -2.41%
                                  00     8.77%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                     Inception
                             1 Year    3 Years   5 Years  10 Years     Date
------------------------------------------------------------------------------
KY Tax-Free                   8.77%     4.12%     4.66%     5.89%    11/30/87
------------------------------------------------------------------------------
Lehman Municipal             11.69%     5.22%     5.84%     7.86%       N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.
88

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .55%
Other expenses                           .33%
Total annual fund operating expenses     .88%
Fee waivers and expense reimbursements*  .18%
Net expenses*                            .70%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $72    $263    $470    $1,068

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                             Kentucky Tax-Free Income Portfolio



                                                                   For the
                                                                    Period
                                               Year      Year     5/11/98/1/
                                              Ended     Ended      through
                                             9/30/00   9/30/99     9/30/98
Net asset value at beginning of period       $   9.63  $  10.31    $  10.00
                                             --------  --------    --------
Income from investment operations
 Net investment income                           0.48      0.45        0.18
 Net gain (loss) on investments (both
  realized and unrealized)                      (0.05)    (0.57)       0.31
                                             --------  --------    --------
 Total from investment operations                0.43     (0.12)       0.49
                                             --------  --------    --------
Less distributions
 Distributions from net investment income       (0.46)    (0.46)      (0.18)
 Distributions from net realized capital
  gains                                           - -     (0.10)        - -
                                             --------  --------    --------
 Total distributions                            (0.46)    (0.56)      (0.18)
                                             --------  --------    --------
Net asset value at end of period             $   9.60  $   9.63    $  10.31
                                             ========  ========    ========
Total return                                     4.66%    (1.23)%      4.95%
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $150,646  $167,799    $196,493
 Ratios of expenses to average net assets
 After advisory/administration fee waivers       0.70%     0.70%       0.70%/2/
 Before advisory/administration fee waivers      0.88%     0.88%       0.95%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers       5.06%     4.56%       4.54%/2/
 Before advisory/administration fee waivers      4.88%     4.38%       4.29%/2/
Portfolio turnover rate                            55%       25%          7%

                                             ----------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    New Jersey Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
92

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its con-tractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
94

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Institutional Shares were launched in May 1998 is based upon performance for Service Shares of the fund, which were first issued in July 1991.


                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 6.13%
Worst Quarter
Q1 '94: -5.17%
                                  92    8.90%
                                  93   11.58%
                                  94   -4.70%
                                  95   14.94%
                                  96    3.63%
                                  97    8.26%
                                  98    6.15%
                                  99   -2.49%
                                  00   10.03%

The bars for 1992-1998 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                       Since    Inception
                       1 Year    3 Years   5 Years   Inception     Date
------------------------------------------------------------------------------
NJ Tax-Free Income     10.03%     4.44%     5.03%      6.54%     07/01/91
------------------------------------------------------------------------------
Lehman Municipal       11.69%     5.22%     5.84%      7.23%        N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .50%
Other expenses                           .32%
Total annual fund operating expenses     .82%
Fee waivers and expense reimbursements*  .22%
Net expenses*                            .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $240    $433     $993

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
96

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                           New Jersey Tax-Free Income Portfolio



                                                                   For the
                                                                   Period
                                               Year      Year     5/4/98/1/
                                              Ended     Ended      through
                                             9/30/00   9/30/99     9/30/98
Net asset value at beginning of period       $  11.30  $  12.07   $  11.71
                                             --------  --------   --------
Income from investment operations
 Net investment income                           0.58      0.54       0.23
 Net gain (loss) on investments (both
  realized and unrealized)                      (0.02)    (0.70)      0.36
                                             --------  --------   --------
 Total from investment operations                0.56     (0.16)      0.59
                                             --------  --------   --------
Less distributions
 Distributions from net investment income       (0.55)    (0.55)     (0.23)
 Distributions from net realized capital
  gains                                           - -     (0.06)       - -
                                             --------  --------   --------
 Total distributions                            (0.55)    (0.61)     (0.23)
                                             --------  --------   --------
Net asset value at end of period             $  11.31  $  11.30   $  12.07
                                             ========  ========   ========
Total return                                     5.15%    (1.35)%     8.38%
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $130,463  $134,046   $145,708
 Ratios of expenses to average net assets
 After advisory/administration fee waivers       0.60%     0.60%      0.60%/2/
 Before advisory/administration fee waivers      0.82%     0.81%      0.90%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers       5.24%     4.59%      4.67%/2/
 Before advisory/administration fee waivers      5.02%     4.37%      4.37%/2/
Portfolio turnover rate                            77%       43%        24%

                                           ------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Pennsylvania Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consis-tent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The portfolio management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities its lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investment. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.


                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 7.66%

Worst Quarter
Q1 '94: -6.27%
                                  93    12.34%
                                  94    -6.88%
                                  95    18.39%
                                  96     4.61%
                                  97     8.70%
                                  98     6.13%
                                  99    -2.29%
                                  00     9.96%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since    Inception
                       1 Year    3 Years   5 Years  Inception     Date
------------------------------------------------------------------------------
PA Tax-Free Income      9.96%     4.47%     5.32%     6.14%     12/01/92
------------------------------------------------------------------------------
Lehman Municipal       11.69%     5.22%     5.84%     6.61%        N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                                     .50%
Other expenses                                    .29%
Total annual fund operating expenses              .79%
Fee waivers and expense  reimbursements*          .19%
Net expenses*                                     .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $233    $420     $960

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Pennsylvania Tax-Free Income Portfolio

                                Year      Year        Year      Year     Year
                               Ended     Ended       Ended      Ended    Ended
                              9/30/00   9/30/99     9/30/98    9/30/97  9/30/96
Net asset value at beginning
 of period                    $  10.52  $  11.15   $    10.77  $10.44   $10.33
                              --------  --------   ----------  ------   ------
Income from investment
 operations
 Net investment income            0.54      0.51         0.52    0.53     0.52
 Net gain (loss) on
  investments (both realized
  and unrealized)                 0.02     (0.59)        0.38    0.33     0.12
                              --------  --------   ----------  ------   ------
 Total from investment
  operations                      0.56     (0.08)        0.90    0.86     0.64
                              --------  --------   ----------  ------   ------
Less distributions
 Distributions from net
  investment income              (0.52)    (0.52)       (0.52)  (0.53)   (0.53)
 Distributions from net
  realized capital gains           - -     (0.03)         - -     - -      - -
                              --------  --------   ----------  ------   ------
 Total distributions             (0.52)    (0.55)       (0.52)  (0.53)   (0.53)
                              --------  --------   ----------  ------   ------
Net asset value at end of
 period                       $  10.56  $  10.52   $    11.15  $10.77   $10.44
                              ========  ========   ==========  ======   ======
 Total return                     5.50%    (0.82)%       8.51%   8.43%    6.29%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $884,678  $994,381   $1,054,070  $5,108   $3,609
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     0.60%     0.60%        0.58%   0.55%    0.55%
 Before
  advisory/administration
  fee waivers                     0.79%     0.79%        0.82%   0.86%    0.85%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                     5.19%     4.67%        4.66%   4.97%    5.01%
 Before
  advisory/administration
  fee waivers                     5.00%     4.48%        4.42%   4.66%    4.72%
Portfolio turnover rate             31%       28%          43%     97%     119%

                            ---------------------------------------------------
104

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

Institutional Shares are offered to:

   .Institutional investors
   .Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
    .acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
    .otherwise has investment discretion or
    .acts as custodian for at least $2 million in assets
   .Individuals with a minimum investment of $2 million

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

--------------------------------------------------------------------------------

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

--------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

  .$5,000 for institutions
  .$500,000 for registered investment advisers
  .$2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------

Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instruc

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

tions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day fol-lowing redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Company's Rights

The Company may:
    .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
    .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above, .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

Management

BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under management as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond             0.22%
  Intermediate Government Bond  0.29%
  Intermediate Bond             0.29%
  Core Bond Total Return        0.25%
  Managed Income                0.37%
  International Bond            0.55%
  GNMA                          0.20%
  High Yield                    0.38%
  Tax-Free Income               0.28%
  Pennsylvania Tax-Free Income  0.31%
  New Jersey Tax-Free Income    0.28%
  Ohio Tax-Free Income          0.25%
  Delaware Tax-Free Income      0.34%
  Kentucky Tax-Free Income      0.37%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax-Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  First $1 billion      .500%             .55%
  $1 billion-$2
   billion              .450%             .500%
  $2-billion-$3
   billion              .425%             .475%
  greater than $3
   billion              .400%             .450%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses (ex-cluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond Total Return        .380%
  Core PLUS Total Return        .375%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------
Taxation of Distributions


Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest divi-dends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on divi-dends paid with respect to interest on obligations of such state or municipali-ty. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

-------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

-------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly with the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Bond Portfolios
============================
S E R V I C E    S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 15 of which are described in this prospectus.



                                   [GRAPHIC]




P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................   9
Intermediate Bond...........................................................  15
Core Bond Total Return......................................................  21
Core PLUS Total Return......................................................  28
GNMA Portfolio..............................................................  35
Managed Income..............................................................  41
International Bond..........................................................  48
High Yield Bond.............................................................  55
Tax-Free Income.............................................................  63
Delaware Tax-Free Income....................................................  70
Ohio Tax-Free Income........................................................  77
Kentucky Tax-Free Income....................................................  84
New Jersey Tax-Free Income..................................................  91
Pennsylvania Tax-Free Income................................................  98

About Your Investment

How to Buy/Sell Shares...................................................... 105
Dividends/Distributions/Taxes............................................... 113

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Low Duration Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund man-ager selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commer-cial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
4
companies. There is also less government regulation of foreign securities mar-kets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turn-over may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 3.26%

Worst Quarter                    93             5.66%
Q1 '94: -0.18%                   94             1.39%
                                 95            10.51%
The bars for 1993-1996           96             4.71%
are based upon                   97             5.74%
performance for                  98             6.32%
Institutional Shares             99             3.75%
of the fund.                     00             7.95%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                          Since    Inception
                      1 Year     3 Years    5 Years     Inception     Date
Low Duration           7.95%       5.99%      5.68%        5.57%    07/17/92
ML 1-3 Yr. Treasury    8.00%       6.00%      5.92%        5.75%      N/A*
 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
6

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expenses                        1.87%
Other expenses                            .63%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .33%
Total annual fund operating expenses     3.00%
Fee waivers and expense reimbursements*   .28%
Net expenses*                            2.72%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                1 Year 3 Years 5 Years 10 Years

Service Shares   $275   $901   $1,552   $3,298

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Low Duration Bond Portfolio


                                                               For the      For the
                                                               Period        Period
                            Year     Year     Year     Year    4/1/96      1/12/96/1/
                            Ended    Ended    Ended    Ended   through      through
                           9/30/00  9/30/99  9/30/98  9/30/97  9/30/96      3/31/96
Net asset value at
 beginning of period       $  9.82  $ 10.03  $  9.89  $  9.79  $  9.79      $   9.91
                           -------  -------  -------  -------  -------      --------
Income from investment
 operations
 Net investment income        0.57     0.55     0.66     0.54     0.26          0.11
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                  - -    (0.20)    0.01     0.09    (0.01)        (0.12)
                           -------  -------  -------  -------  -------      --------
  Total from investment
   operations                 0.57     0.35     0.67     0.63     0.25         (0.01)
                           -------  -------  -------  -------  -------      --------
Less distributions
 Distributions from net
  investment income          (0.57)   (0.56)   (0.53)   (0.53)   (0.25)        (0.11)
                           -------  -------  -------  -------  -------      --------
  Total distributions        (0.57)   (0.56)   (0.53)   (0.53)   (0.25)        (0.11)
                           -------  -------  -------  -------  -------      --------
Net asset value at end of
 period                    $  9.82  $  9.82  $ 10.03  $  9.89  $  9.79      $   9.79
                           =======  =======  =======  =======  =======      ========
Total return                  5.98%    3.60%    6.96%    6.57%    2.54%        (0.11)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $19,745  $16,872  $18,393  $82,873  $91,870      $181,670
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 2.77%    2.70%    1.98%    1.85%    0.97%/2/      1.18%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)           0.85%    0.86%    0.85%    0.85%    0.85%/2/      0.85%/2/
 Before
  advisory/administration
  fee waivers                 3.05%    2.97%    2.38%    2.18%    1.25%/2/      1.38%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 5.86%    5.59%    5.49%    4.86%    5.28%/2/      4.92%/2/
 Before
  advisory/administration
  fee waivers                 5.58%    5.32%    5.09%    4.53%    5.01%/2/      4.72%/2/
Portfolio turnover rate        182%     177%     227%     371%     228%          185%

                              -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
8

             BlackRock
[GRAPHIC]    Intermediate Government
             Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between two and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these trans-actions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase
 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

(as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of indi-viduals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 4.42%
                                 93     7.72%
Worst Quarter                    94    -3.59%
Q1 '94: -2.45%                   95    13.44%
                                 96     4.10%
The bar for 1993 is              97     7.41%
based upon performance           98     7.30%
for Institutional Shares         99     0.53%
of the fund.                     00     9.92%

As of 12/31/00
-------------------------------------------------------------------------------
-
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
-
                                                              Since    Inception
                         1 Year     3 Years     5 Years     Inception     Date
Intermediate Govt.         9.92%       5.84%       5.80%        6.00%   04/20/92
LB Intermediate Govt.     10.47%       6.39%       6.18%        8.32%     N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .42%
Other expenses                            .61%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .31%
Total annual fund operating expenses     1.53%
Fee waivers and expense reimbursements*   .21%
Net expenses*                            1.32%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $134   $463    $814    $1,806

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                            Intermediate Government Bond Portfolio


                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/00  9/30/99  9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $  9.89  $ 10.48  $ 10.11  $  9.92  $ 10.02
                                    -------  -------  -------  -------  -------
Income from investment operations
 Net investment income                 0.58     0.56     0.58     0.56     0.56
 Net gain (loss) on investments
  (both realized and unrealized)       0.01    (0.51)    0.35     0.19    (0.12)
                                    -------  -------  -------  -------  -------
  Total from investment operations     0.59     0.05     0.93     0.75     0.44
                                    -------  -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income                              (0.56)   (0.56)   (0.56)   (0.56)   (0.54)
 Distributions from net realized
  capital gains                       (0.01)   (0.08)     - -      - -      - -
                                    -------  -------  -------  -------  -------
  Total distributions                 (0.57)   (0.64)   (0.56)   (0.56)   (0.54)
                                    -------  -------  -------  -------  -------
Net asset value at end of period    $  9.91  $  9.89  $ 10.48  $ 10.11  $  9.92
                                    =======  =======  =======  =======  =======
Total return                           6.23%    0.45%    9.50%    7.75%    4.51%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $25,325  $26,687  $29,697  $50,535  $47,494
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              1.32%    1.11%    0.91%    0.97%    1.00%
 After advisory/administration fee
  waivers (excluding interest
  expense)                             0.90%    0.90%    0.88%    0.85%    0.83%
 Before advisory/administration
  fee waivers                          1.54%    1.32%    1.17%    1.28%    1.30%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              5.87%    5.47%    5.51%    5.58%    5.56%
 Before advisory/administration
  fee waivers                          5.66%    5.26%    5.25%    5.27%    5.26%
Portfolio turnover rate                 131%     191%     272%     291%     580%

                            ---------------------------------------------------
14

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.
 IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggegrate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. The interest expense may be greater than the fund's return in the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capi-tal gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in September 1993 is based upon performance for Institutional Shares of the fund, which were first issued in September 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.

                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
Best Quarter                    94      -3.36%
Q2 '95: 4.44%                   95      14.28%
                                96       3.99%
Worst Quarter                   97       7.29%
Q1 '94: -2.86%                  98       6.77%
                                99       0.68%
                                00      10.40%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                            Since     Inception
                       1 Year     3 Years     5 Years     Inception      Date
Intermediate Bond      10.40%      5.87%        5.78%         5.27%     09/17/93
LB Intermediate
 Govt./Corp.           10.12%      6.22%        6.11%         5.99%        N/A*

  * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
 ** The chart and the table both assume reinvestment of dividends and distri-butions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .83%
Other expenses                            .61%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .31%
Total annual fund operating expenses     1.94%
Fee waivers and expense reimbursements*   .21%
Net expenses*                            1.73%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expenses) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $176   $589   $1,028   $2,247

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                    Intermediate Bond Portfolio


                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/00  9/30/99  9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $  9.10  $  9.67  $  9.49  $  9.32  $  9.43
                                    -------  -------  -------  -------  -------
Income from investment operations
 Net investment income                 0.55     0.54     0.58     0.55     0.53
 Net gain (loss) on investments
  (both realized and unrealized)       0.02    (0.47)    0.20     0.17    (0.09)
                                    -------  -------  -------  -------  -------
  Total from investment operations     0.57     0.07     0.78     0.72     0.44
                                    -------  -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income                              (0.54)   (0.54)   (0.55)   (0.55)   (0.52)
 Distributions from net realized
  capital gains                         - -    (0.10)   (0.05)     - -    (0.03)
                                    -------  -------  -------  -------  -------
  Total distributions                 (0.54)   (0.64)   (0.60)   (0.55)   (0.55)
                                    -------  -------  -------  -------  -------
Net asset value at end of period    $  9.13  $  9.10  $  9.67  $  9.49  $  9.32
                                    =======  =======  =======  =======  =======
Total return                           6.57%    0.80%    8.48%    8.07%    4.79%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $25,242  $24,299  $25,946  $52,316  $45,362
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              1.74%    2.05%    2.06%    1.27%    1.14%
 After advisory/administration fee
  waivers (excluding interest
  expense)                             0.90%    0.90%    0.89%    0.83%    0.83%
 Before advisory/administration
  fee waivers                          1.96%    2.26%    2.33%    1.56%    1.44%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              6.12%    5.81%    5.78%    5.88%    5.67%
 Before advisory/administration
  fee waivers                          5.90%    5.60%    5.51%    5.59%    5.36%
Portfolio turnover rate                 199%     221%     221%     321%     670%

                                    -------------------------------------------
20

             BlackRock
[GRAPHIC]    Core Bond Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund (normal-
ly) may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

(as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities mar-kets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market perfor-mance. As with all such investments, past performance is not an indication of future results.
24

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q2 '95: 5.87%

Worst Quarter                    93      9.69%
Q1 '94: -2.63%                   94     -2.33%
                                 95     18.18%
The bars for 1993-1996           96      3.40%
are based upon                   97      8.70%
performance for                  98      7.84%
Institutional Shares             99     -0.92%
of the fund.                     00     11.90%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                           Since     Inception
                        1 Year     3 Years     5 Years    Inception     Date
Core Bond Total Return  11.90%       6.14%       6.08%       6.85%     12/9/92
Lehman Aggregate        11.63%       6.35%       6.46%       7.05%      N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .49%
Interest expense                          .23%
Other expenses                            .60%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .30%
Total annual fund operating expenses     1.32%
Fee waivers and expense reimbursements*   .24%
Net expenses*                            1.08%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $110   $395    $701    $1,569

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
26

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                Core Bond Total Return Portfolio


                                                                 For the       For the
                                                                  Period       Period
                            Year     Year      Year      Year     4/1/96      1/12/96/1
                            Ended    Ended     Ended    Ended    through      / through
                           9/30/00  9/30/99   9/30/98  9/30/97   9/30/96       3/31/96
Net asset value at
 beginning of period       $  9.31  $ 10.12   $  9.82  $   9.55  $   9.61     $   9.91
                           -------  -------   -------  --------  --------     --------
Income from investment
 operations
 Net investment income        0.57     0.54      0.56      0.59      0.30         0.11
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.05    (0.59)     0.40      0.26     (0.07)       (0.30)
                           -------  -------   -------  --------  --------     --------
  Total from investment
   operations                 0.62    (0.05)     0.96      0.85      0.23        (0.19)
                           -------  -------   -------  --------  --------     --------
Less distributions
 Distributions from net
  investment income          (0.56)   (0.54)    (0.57)    (0.58)    (0.29)       (0.11)
 Distributions from net
  realized capital gains     (0.01)   (0.22)    (0.09)      - -       - -          - -
                           -------  -------   -------  --------  --------     --------
  Total distributions        (0.57)   (0.76)    (0.66)    (0.58)    (0.29)       (0.11)
                           -------  -------   -------  --------  --------     --------
Net asset value at end of
 period                    $  9.36  $  9.31   $ 10.12  $   9.82  $   9.55     $   9.61
                           =======  =======   =======  ========  ========     ========
Total return                  6.98%   (0.47)%   10.24%     9.71%     2.40%       (1.90)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $59,334  $65,758   $70,111  $122,308  $117,207     $232,040
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.11%    1.23%     1.18%     1.35%     1.08%/2/     0.94%/2/
 After
  advisory/administration
  fee waivers
  (excluding interest
  expense)                    0.85%    0.86%     0.85%     0.85%     0.85%/2/     0.85%/2/
 Before
  advisory/administration
  fee waivers                 1.35%    1.48%     1.52%     1.64%     1.37%/2/     1.19%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.19%    5.63%     5.72%     6.09%     6.10%/2/     5.37%/2/
 Before
  advisory/administration
  fee waivers                 5.95%    5.37%     5.38%     5.81%     5.81%/2/     5.12%/2/
Portfolio turnover rate        248%     328%      405%      441%      308%         723%

                                -----------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Core PLUS Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.
 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these
28

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-
The Company's Rights
backed securities and CMBS generally experience less prepayment than residen-tial mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
companies. There is also less government regulation of foreign securities mar-kets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

IMPORTANT DEFINITIONS

Advisory Fees: Fees
paid to the investment
adviser for portfolio
management services.

Service Fees: Fees that
are paid to BlackRock
and/or its affiliates
for shareholder account
service and mainte-
nance.

Other Expenses: Include
administration, trans-
fer agency, custody,
professional fees and
registration fees.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses/1/                         .69%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .39%
Total annual fund operating expenses     1.19%
Fee waivers and expense reimbursements*   .34%
Net expenses*                             .85%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section of page 111 for a discussion of these waivers and reim-bursements.
  /1/ The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years

Service Shares   $87    $344

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been portfolio co-managers since the fund's inception.

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsi-ble for the institutional accounts and intend to utilize a substantially simi-lar investment approach for the fund.



                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000

          One Year                  Two Years               Since Inception
    12/31/1999-12/31/2000     12/31/1998-12/31/2000      3/31/1998-12/31/2000
  Institutional    Lehman     Institutional  Lehman      Institutional Lehman
  -----------------------   -----------------------    ----------------------
      11.53%       11.63%          5.50%      5.21%           6.55%     6.36%
Note:

The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual insti-tutional accounts may vary.

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not rep-resent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2000 of $7.666 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The perfor-mance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 tax-able investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limita-tions imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the insti-tutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Com-mission and AIMR methodology for calculating performance could result in dif-ference performance data for identical time periods.
34

             BlackRock
[GRAPHIC]    GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major ratings agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
36

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction cost to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter               91                15.68%
Q2 '95: 5.75%              92                 6.40%
                           93                 7.54%
Worst Quarter              94                -3.83%
Q1 '94: -3.73%             95                17.38%
                           96                 4.41%
                           97                 9.37%
                           98                 7.22%
                           99                -0.02%
                           00                11.52%
As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                                     Inception
                       1 Year      3 Years     5 Years     10 Years     Date
GNMA                   11.52%       6.13%        6.41%       7.38%    05/31/90
Lehman GNMA Index      11.11%       6.58%        6.95%       8.27%       N/A
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
38

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Interest expense                          .89%
Other expenses                            .70%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .40%
Total annual fund operating expenses     2.14%
Fee waivers and expense reimbursements*   .35%
Net expenses*                            1.79%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $182   $636   $1,117   $2,445

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              GNMA Portfolio


                                                    For the
                                                    Period
                                   Year    Year    5/18/98/1
                                   Ended   Ended   / through
                                  9/30/00 9/30/99   9/30/98
Net asset value at beginning of
 period                            $9.61  $10.11    $10.00
                                   -----  ------    ------
Income from investment
 operations
 Net investment income              0.58    0.58      0.27
 Net gain (loss) on investments
  (both realized and unrealized)    0.16   (0.49)     0.04
                                   -----  ------    ------
  Total from investment
   operations                       0.74    0.09      0.31
                                   -----  ------    ------
Less distributions
 Distributions from net
  investment income                (0.59)  (0.57)    (0.20)
 Distibutions in excess of net
  investment income                (0.02)    - -       - -
 Distributions from net realized
  capital gains                    (0.02)  (0.02)      - -
                                   -----  ------    ------
  Total distributions              (0.63)  (0.59)    (0.20)
                                   -----  ------    ------
Net asset value at end of period   $9.72  $ 9.61    $10.11
                                   =====  ======    ======
Total return                        7.47%   0.84%     3.18%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                       $ 197  $   97    $  - -
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       1.78%   1.31%     0.74%/2/
 After advisory/administration
  fee waivers (excluding
  interest expense)                 0.90%   0.88%     0.57%/2/
 Before advisory/administration
  fee waivers                       2.15%   1.64%     1.11%/2/
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                       6.17%   6.12%     8.78%/2/
 Before advisory/administration
  fee waivers                       5.81%   5.79%     8.41%/2/
Portfolio turnover rate              184%    124%       56%

                              -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
40

             BlackRock
[GRAPHIC]    Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or will reduce the yield and market value of currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers
 IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.
 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.
 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securi-ties markets.

On January 1, 1999, eleven European countries implemented a new currency until called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
44

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market perfor-mance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q3 '91: 5.78%
                           91                14.96%
Worst Quarter              92                 5.91%
Q1 '94: -3.49%             93                11.55%
                           94                -4.69%
The bars for 1991-1993     95                17.20%
are based upon             96                 3.14%
performance for            97                 9.14%
Institutional Shares       98                 6.97%
of the fund.               99                -0.91%
                           00                11.59%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                           Inception
                   1 Year   3 Years   5 Years   10 Years      Date
Managed Income     11.59%    5.76%      5.89%     7.28%     11/01/89
Lehman Aggregate   11.63%    6.35%      6.46%     8.02%       N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                 .48%
Interest expense                              .64%
Other expenses                                .58%
  Service fees                                .15%
  Processing fees                             .15%
  Other                                       .28%
Total annual fund operating expenses         1.70%
Fee waivers and expense reimbursements*       .11%
Net expenses*                                1.59%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .95% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.


Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $162   $525    $913    $1,999

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Managed Income Portfolio


                                Year      Year      Year      Year      Year
                               Ended     Ended     Ended     Ended     Ended
                              9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                    $   9.92  $  10.64  $  10.41  $  10.09  $  10.38
                              --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.60      0.59      0.60      0.66      0.61
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                     0.01     (0.57)     0.30      0.31     (0.20)
                              --------  --------  --------  --------  --------
  Total from investment
   operations                     0.61      0.02      0.90      0.97      0.41
                              --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.59)    (0.59)    (0.62)    (0.65)    (0.60)
 Distributions from net
  realized capital gains         (0.02)    (0.15)    (0.05)      - -     (0.10)
                              --------  --------  --------  --------  --------
  Total distributions            (0.61)    (0.74)    (0.67)    (0.65)    (0.70)
                              --------  --------  --------  --------  --------
Net asset value at end of
 period                       $   9.92  $   9.92  $  10.64  $  10.41  $  10.09
                              ========  ========  ========  ========  ========
Total return                      6.52%     0.26%     8.93%     9.93%     4.05%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $284,075  $270,943  $257,641  $266,750  $165,073
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     1.59%     1.76%     1.69%     1.27%     0.88%
 After
  advisory/administration
  fee waivers (excluding
  interest expense)               0.95%     0.95%     0.93%     0.88%     0.88%
 Before
  advisory/administration
  fee waivers                     1.70%     1.88%     1.87%     1.52%     1.11%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                     6.15%     5.81%     5.76%     6.37%     5.87%
 Before
  advisory/administration
  fee waivers                     6.04%     5.69%     5.58%     6.12%     5.65%
Portfolio turnover rate            205%      239%      376%      428%      638%

                              -------------------------------------------------

             BlackRock
[GRAPHIC]    International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign cur-rencies, usually in order to hedge itself against foreign currency risk; howev-er, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on


 IMPORTANT DEFINITIONS


 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

s
foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a port-folio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which would hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of
50
time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Deriva-tives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addi-tion, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter                92                 6.17%
Q1 '95: 8.40%               93                15.31%
                            94                -3.71%
Worst Quarter               95                20.02%
Q2 '94: -2.06%              96                10.41%
                            97                 9.94%
                            98                11.16%
                            99                 0.18%
                            00                11.35%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
International Bond     11.35%       7.43%       8.52%        8.94%     07/01/91
Salomon Non-U.S.
  Hedged Govt.          9.62%       7.95%       9.33%        8.72%       N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.
52

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Interest expense                          .46%
Other expenses                            .65%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .35%
Total annual fund operating expenses     1.66%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.66%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (excluding interest expense) of aver-age daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $169   $523    $902    $1,965

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Man-aging Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston form 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a portfolio manager and member of the international portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999 and Anthony Faillace since 2001.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                            International Bond Portfolio


                                                               For the     For the
                                                               Period      Period
                            Year     Year     Year     Year    2/1/96      3/1/95
                            Ended    Ended    Ended    Ended   through     through
                           9/30/00  9/30/99  9/30/98  9/30/97  9/30/96     1/31/96
Net asset value at
 beginning of period       $10.81   $11.24   $10.95   $ 11.71  $11.39      $ 10.52
                           ------   ------   ------   -------  ------      -------
Income from investment
 operations
 Net investment income       0.46     0.24     0.18      1.36    0.89         0.62
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.23    (0.06)    1.06     (0.19)  (0.29)        1.13
                           ------   ------   ------   -------  ------      -------
  Total from investment
   operations                0.69     0.18     1.24      1.17    0.60         1.75
                           ------   ------   ------   -------  ------      -------
Less distributions
 Distributions from net
  investment income         (0.49)   (0.61)   (0.53)    (1.44)  (0.28)       (0.88)
 Distributions from net
  realized capital gains    (0.32)     - -    (0.42)    (0.49)    - -          - -
                           ------   ------   ------   -------  ------      -------
  Total distributions       (0.81)   (0.61)   (0.95)    (1.93)  (0.28)       (0.88)
                           ------   ------   ------   -------  ------      -------
Net asset value at end of
 period                    $10.69   $10.81   $11.24   $10.95   $11.71      $ 11.39
                           ======   ======   ======   =======  ======      =======
Total return                 6.72%    1.60%   12.17%    11.23%   5.39%       16.79%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $4,092   $3,730   $2,359   $ 6,708  $7,836      $37,627
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.66%    1.33%    1.31%     1.30%   1.09%/1/     1.23%/1/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.22%    1.33%    1.31%     1.29%   1.09%/1/     1.23%/1/
 Before
  advisory/administration
  fee waivers                1.66%    1.33%    1.46%     1.40%   1.20%/1/     1.23%/1/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.36%    3.50%    3.79%     5.01%   3.82%/1/     5.62%/1/
 Before
  advisory/administration
  fee waivers                4.36%    3.50%    3.64%     4.91%   3.72%/1/     5.62%/1/
Portfolio turnover rate       266%     317%     225%      272%    108%         159%

                            ---------------------------------------------------

/1/Annualized.
54

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations, which are
 securities backed by a
 diversified pool of
 high yield securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

 IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, posi-tively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt.

High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed secu-rities and CMBS generally experience less prepayment than residential mort-gage-backed securities. In periods of falling interest rates, the rate of pre-payments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such peri-ods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a
58
portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q4 '99: 3.90%

Worst Quarter                 99                 8.42%
Q4 '00: -6.50%                00                -7.48%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                            Since    Inception
                                                1 Year    Inception     Date
High Yield Bond                                  -7.48%      0.65%     11/19/98
Lehman High Yield                                -5.86%     -0.99%       N/A
** The chart and the table both assume reinvestment of dividends and distribu-tions.
60

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .54%
Other expenses                            .65%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .35%
Total annual fund operating expenses     1.69%
Fee waivers and expense reimbursements*   .15%
Net expenses*                            1.54%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $157   $518    $904    $1,985

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                  High Yield
                                  Bond Portfolio

                                                  For the
                                                   Period
                                         Year    11/19/98/1
                                         Ended   / through
                                        9/30/00   9/30/99
Net asset value at beginning of period  $ 9.73     $10.00
                                        ------     ------
Income from investment operations
 Net investment income                    1.08       0.85
 Net (loss) on investments (both
  realized and unrealized)               (0.81)     (0.31)
                                        ------     ------
  Total from investment operations        0.27       0.54
                                        ------     ------
Less distributions
 Distributions from net investment
  income                                 (1.08)     (0.81)
                                        ------     ------
  Total distributions                    (1.08)     (0.81)
                                        ------     ------
Net asset value at end of period        $ 8.92     $ 9.73
                                        ======     ======
Total return                              2.80%      5.47%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                            $   43     $  - -
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 1.60%      2.21%/2/
 After advisory/administration fee
  waivers (excluding
  interest expense)                       1.00%      1.59%/2/
 Before advisory/administration fee
  waivers                                 1.63%      3.33%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                12.13%      9.93%/2/
 Before advisory/administration fee
  waivers                                12.10%      8.81%/2/
Portfolio turnover rate                    235%       185%

                                  ---------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
62

             BlackRock
[GRAPHIC]    Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be sub-ject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increase and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
66

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance of Investor A Shares (first issued in May 1990) and Institutional Shares (first issued in January 1993) of the fund. The actual return of Service Shares would have been lower compared to one of these clas-ses, Institutional Shares, because Service Shares have higher expenses than Institutional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter               91                 8.80%
Q1 '95: 4.70%              92                 5.42%
                           93                 7.96%
Worst Quarter              94                -3.60%
Q1 '94: -4.67%             95                12.74%
                           96                 3.27%
                           97                 6.16%
                           98                 6.37%
                           99                -2.66%
                           00                 9.85%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                                     Inception
                   1 Year     3 Years      5 Years     10 Years         Date
DE Tax-Free         9.85%      4.39%         4.52%        5.36%       09/30/86
Lehman Municipal   11.69%      5.22%         5.84%        7.46%          N/A

* For comparative purposes, the value of the index on 04/30/90 is used as the beginning value on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses                            .62%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .32%
Total annual fund operating expenses     1.12%
Fee waivers and expense reimbursements*   .22%
Net expenses*                             .90%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $334    $596    $1,343

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Tax-Free Income Portfolio


                                     Year     Year      Year     Year     Year
                                     Ended    Ended     Ended    Ended    Ended
                                    9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $10.96   $11.73    $11.34   $ 10.84  $ 10.61
                                    ------   ------    ------   -------  -------
Income from investment operations
 Net investment income                0.54     0.49      0.38      0.53     0.51
 Net gain (loss) on investments
  (both realized and unrealized)     (0.07)   (0.71)     0.56      0.50     0.23
                                    ------   ------    ------   -------  -------
  Total from investment operations    0.47    (0.22)     0.94      1.03     0.74
                                    ------   ------    ------   -------  -------
Less distributions
 Distributions from net investment
  income                             (0.51)   (0.49)    (0.50)    (0.53)   (0.51)
 Distributions from net realized
  capital gains                        - -    (0.06)    (0.05)      - -      - -
                                    ------   ------    ------   -------  -------
  Total distributions                (0.51)   (0.55)    (0.55)    (0.53)   (0.51)
                                    ------   ------    ------   -------  -------
Net asset value at end of period    $10.92   $10.96    $11.73   $ 11.34  $ 10.84
                                    ======   ======    ======   =======  =======
Total return                          4.49%   (1.97)%    8.52%     9.77%    7.14%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $5,347   $5,754    $5,430   $58,779  $36,161
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                             0.90%    0.90%     0.88%     0.85%    0.85%
 Before advisory/administration
  fee waivers                         1.12%    1.12%     1.16%     1.20%    1.18%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             5.02%    4.27%     4.34%     4.76%    4.88%
 Before advisory/administration
  fee waivers                         4.80%    4.05%     4.06%     4.41%    4.56%
Portfolio turnover rate                 43%     104%      100%      262%     268%

                              -------------------------------------------------

             BlackRock
[GRAPHIC]    Delaware Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its total assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
70

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short time period.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.
72

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 4.70%

Worst Quarter
Q1 '94: -4.67%

                           91                 8.80%
                           92                 5.42%
                           93                 7.96%
                           94                -3.60%
                           95                12.74%
                           96                 3.27%
                           97                 6.16%
                           98                 6.37%
                           99                -2.66%
                           00                 9.85%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                            Inception
                   1 Year   3 Years   5 Years   10 Years       Date
DE Tax-Free         9.85%    4.39%      4.52%      5.36%    09/30/86
Lehman Municipal   11.69%    5.22%      5.84%      7.46%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

  Advisory fees                             .55%
  Other expenses                            .66%
    Service fees                            .15%
    Processing fees                         .15%
    Other                                   .36%
  Total annual fund operating expenses     1.21%
  Fee waivers and expense reimbursements*   .21%
  Net expenses*                            1.00%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements. The chart and the table both assume reinvestment of dividends and distributions.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $102   $363    $645    $1,447

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                             Delaware Tax-Free Income Portfolio


                                                    For the
                                                    Period
                                  Year    Year     5/11/98/1
                                  Ended   Ended    / through
                                 9/30/00 9/30/99    9/30/98
Net asset value at beginning of
 period                           $9.62  $10.33     $10.00
                                  -----  ------     ------
Income from investment
 operations
 Net investment income             0.44    0.44       0.16
 Net gain (loss) on investments
  (both realized and
  unrealized)                      0.04   (0.57)      0.34
                                  -----  ------     ------
  Total from investment
   operations                      0.48   (0.13)      0.50
                                  -----  ------     ------
Less distributions
 Distributions from net
  investment income               (0.42)  (0.44)     (0.17)
 Distributions from net
  realized capital gains            - -   (0.14)       - -
                                  -----  ------     ------
  Total distributions             (0.42)  (0.58)     (0.17)
                                  -----  ------     ------
Net asset value at end of
 period                           $9.68  $ 9.62     $10.33
                                  =====  ======     ======
Total return                       5.19%  (1.40)%     5.04%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                  $ - -  $  - -     $  - -
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                      1.00%   1.00%      0.67%/2/
 Before
  advisory/administration fee
  waivers                          1.21%   1.16%      0.85%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                      4.60%   4.08%      5.00%/2/
 Before
  advisory/administration fee
  waivers                          4.39%   3.92%      4.82%/2/
Portfolio turnover rate              27%     31%        54%

                             ----------------------

/1/Commencement of operations of share class.
/2/Annualized.
76

             BlackRock
[GRAPHIC]    Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.




                                                                      Key Risks
78

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
80

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 7.36%
                          93                10.03%
Worst Quarter             94                -6.70%
Q1 '94: -6.21%            95                17.48%
                          96                 3.81%
The bar for 1993 is       97                 8.34%
based upon performance    98                 6.04%
for Institutional         99                -3.32%
Shares of the fund.       00                10.77%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
OH Tax-Free            10.77%        4.33%       5.02%      5.50%     12/01/92
Lehman Municipal       11.69%        5.22%       5.84%      6.61%        N/A

* The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                             .50%
Other expenses                            .65%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .35%
Total annual fund operating expenses     1.15%
Fee waivers and expense reimbursements*   .25%
Net expenses*                             .90%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $341    $609    $1,375

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Ohio Tax-Free Income Portfolio


                                     Year     Year      Year     Year     Year
                                     Ended    Ended     Ended    Ended    Ended
                                    9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $10.19   $10.88    $10.50   $10.15   $10.05
                                    ------   ------    ------   ------   ------
Income from investment operations
 Net investment income                0.51     0.47      0.48     0.47     0.48
 Net gain (loss) on investments
  (both realized and unrealized)       - -    (0.65)     0.37     0.35     0.10
                                    ------   ------    ------   ------   ------
  Total from investment operations    0.51    (0.18)     0.85     0.82     0.58
                                    ------   ------    ------   ------   ------
Less distributions
 Distributions from net investment
  income                             (0.48)   (0.47)    (0.47)   (0.47)   (0.48)
 Distributions from net realized
  capital gains                        - -    (0.04)      - -      - -      - -
                                    ------   ------    ------   ------   ------
  Total distributions                (0.48)   (0.51)    (0.47)   (0.47)   (0.48)
                                    ------   ------    ------   ------   ------
Net asset value at end of period    $10.22   $10.19    $10.88   $10.50   $10.15
                                    ======   ======    ======   ======   ======
Total return                          5.20%   (1.68)%    8.23%    8.21%    5.80%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $   38   $  254    $  712   $7,421   $6,377
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                             0.90%    0.90%     0.88%    0.85%    0.79%
 Before advisory/administration
  fee waivers                         1.15%    1.11%     1.21%    1.36%    1.38%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             5.09%    4.45%     4.37%    4.51%    4.69%
 Before advisory/administration
  fee waivers                         4.84%    4.24%     4.04%    4.00%    4.10%
Portfolio turnover rate                 23%      23%       77%      87%     136%

                              -------------------------------------------------

             BlackRock
[GRAPHIC]    Kentucky Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individ-ual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strat-egies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental poli cies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with ;any of the fund's other tax-able investments. Interest on these bonds that is received by taxpayers sub-ject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
86
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. The interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter                91                 8.84%
Q1 '95: 5.29%               92                 7.15%
                            93                 9.22%
Worst Quarter               94                -3.53%
Q1 '94: -4.45%              95                13.09%
                            96                 3.35%
The bars for 1991-1993      97                 6.60%
are based upon              98                 6.03%
performance for Investor    99                -2.71%
A Shares of the fund.       00                 8.44%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                             Inception
                   1 Year   3 Years   5 Years   10 Years       Date
KY Tax-Free         8.44%     3.81%     4.34%      5.57%     11/30/87
Lehman Municipal   11.69%     5.22%     5.84%      7.86%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
88

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Other expenses                            .63%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .33%
Total annual fund operating expenses     1.18%
Fee waivers and expense reimbursements*   .18%
Net expenses*                            1.00%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $102   $357    $632    $1,416

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                             Kentucky Tax-Free Income Portfolio


                                                     For the
                                                     Period
                                  Year     Year     5/11/98/1
                                  Ended    Ended    / through
                                 9/30/00  9/30/99    9/30/98
Net asset value at beginning of
 period                          $ 9.63   $10.31     $10.00
                                 ------   ------     ------
Income from investment
 operations
 Net investment income             0.44     0.44       0.19
 Net gain (loss) on investments
  (both realized and
  unrealized)                     (0.04)   (0.59)      0.29
                                 ------   ------     ------
  Total from investment
   operations                      0.40    (0.15)      0.48
                                 ------   ------     ------
Less distributions
 Distributions from net
  investment income               (0.43)   (0.43)     (0.17)
 Distributions from net
  realized capital gains            - -    (0.10)       - -
                                 ------   ------     ------
  Total distributions             (0.43)   (0.53)     (0.17)
                                 ------   ------     ------
Net asset value at end of
 period                          $ 9.60   $ 9.63     $10.31
                                 ======   ======     ======
Total return                       4.35%   (1.52)%     4.82%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $   88   $  - -     $  - -
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                      1.00%    1.00%      0.67%/2/
 Before
  advisory/administration fee
  waivers                          1.18%    1.18%      0.92%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                      4.76%    4.26%      5.00%/2/
 Before
  advisory/administration fee
  waivers                          4.58%    4.08%      4.75%/2/
Portfolio turnover rate              55%      25%         7%

                             ----------------------

/1/Commencement of operations of share class.
/2/Annualized.
90

             BlackRock
[GRAPHIC]    New Jersey Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
92
a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, change in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be sub-ject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more depen-
94
dent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 7.59%
                              93                12.51%
Worst Quarter                 94                -7.13%
Q1 '94: -6.35%                95                18.10%
                              96                 4.24%
The bar for 1993 is           97                 8.38%
based upon performance        98                 5.80%
for Institutional Shares      99                -2.58%
of the fund.                  00                 9.64%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
PA Tax-Free             9.64%        4.16%       5.01%      5.88%     12/01/92
Lehman Municipal       11.69%        5.22%       5.84%      6.61%        N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                             .50%
Other expenses                            .62%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .32%
Total annual fund operating expenses     1.12%
Fee waivers and expense reimbursements*   .22%
Net expenses*                             .90%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $334    $596    $1,343

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                          New Jersey Tax-Free Income Portfolio



                                                                For the      For the
                                                                Period       Period
                            Year     Year      Year     Year    2/1/96      3/1/95/1/
                            Ended    Ended     Ended    Ended   through      through
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      1/31/96
Net asset value at
 beginning of period       $ 11.30  $ 12.07   $ 11.65  $ 11.27  $ 11.61      $ 10.94
                           -------  -------   -------  -------  -------      -------
Income from investment
 operations
 Net investment income        0.56     0.51      0.52     0.52     0.73         0.46
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                (0.03)   (0.70)     0.42     0.37    (0.32)        0.65
                           -------  -------   -------  -------  -------      -------
 Total from investment
  operations                 (0.53)   (0.19)     0.94     0.89     0.41         1.11
                           -------  -------   -------  -------  -------      -------
Less distributions
 Distributions from net
  investment income          (0.52)   (0.52)    (0.52)   (0.51)   (0.75)       (0.44)
 Distributions from net
  realized capital gains       - -    (0.06)      - -      - -      - -          - -
                           -------  -------   -------  -------  -------      -------
  Total distributions        (0.52)   (0.58)    (0.52)   (0.51)   (0.75)       (0.44)
                           -------  -------   -------  -------  -------      -------
Net asset value at end of
 period                    $ 11.31  $ 11.30   $ 12.07  $ 11.65  $ 11.27      $ 11.61
                           =======  =======   =======  =======  =======      =======
Total return                  4.84%   (1.65)%    8.28%    8.11%    0.15%       10.35%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $18,673  $24,626   $34,803  $84,596  $88,077      $97,976
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.90%    0.90%     0.88%    0.85%    0.85%/2/     0.88%/2/
 Before
  advisory/administration
  fee waivers                 1.12%    1.11%     1.18%    1.17%    1.17%/2/     0.90%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 4.92%    4.28%     4.37%    4.59%    4.44%/2/     4.43%/2/
 Before
  advisory/administration
  fee waivers                 4.70%    4.07%     4.07%    4.27%    4.13%/2/     4.41%/2/
Portfolio turnover rate         77%      43%       24%      77%     109%          26%

                          -----------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Pennsylvania Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consis-tent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individ-ual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strat-egies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
98

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
100
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance.As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 7.59%
                             93                12.51%
Worst Quarter                94                -7.13%
Q1 '94: -6.35%               95                18.10%
                             96                 4.24%
The bar for 1993 is          97                 8.38%
based upon performance       98                 5.80%
for Institutional Shares     99                -2.58%
of the fund.                 00                 9.64%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
PA Tax-Free             9.64%        4.16%       5.01%      5.88%     12/01/92
Lehman Municipal       11.69%        5.22%       5.84%      6.61%        N/A

* The chart and the table both assume reinvestment of dividends and distributions.
021

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses                            .59%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .29%
Total annual fund operating expenses     1.09%
Fee waivers and expense reimbursements*   .19%
Net expenses*                             .90%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $328    $582    $1,312

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                Pennsylvania Tax-Free Income Portfolio



                                     Year     Year      Year     Year     Year
                                     Ended    Ended     Ended    Ended    Ended
                                    9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $ 10.52  $ 11.15   $ 10.77  $ 10.44  $ 10.33
                                    -------  -------   -------  -------  -------
Income from investment operations
 Net investment income                 0.51     0.47      0.47     0.50     0.50
 Net gain (loss) on investments
  (both realized and unrealized)       0.01    (0.59)     0.39     0.33     0.11
                                    -------  -------   -------  -------  -------
  Total from investment operations     0.52    (0.12)     0.86     0.83     0.61
                                    -------  -------   -------  -------  -------
Less distributions
 Distributions from net investment
  income                             (0.49)    (0.48)    (0.48)   (0.50)   (0.50)
 Distributions from net realized
  capital gains                         - -    (0.03)      - -      - -      - -
                                    -------  -------   -------  -------  -------
  Total distributions                (0.49)    (0.51)    (0.48)   (0.50)   (0.50)
                                    -------  -------   -------  -------  -------
Net asset value at end of period    $ 10.55  $ 10.52   $ 11.15  $ 10.77  $ 10.44
                                    =======  =======   =======  =======  =======
Total return                           5.09%   (1.11)%    8.19%    8.10%    5.97%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $12,646  $14,132   $20,669  $50,395  $34,297
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              0.90%    0.90%     0.86%    0.85%    0.85%
 Before advisory/administration
  fee waivers                          1.09%    1.09%     1.10%    1.16%    1.15%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              4.90%    4.37%     4.39%    4.67%    4.74%
 Before advisory/administration
  fee waivers                          4.71%    4.18%     4.15%    4.36%    4.44%
Portfolio turnover rate                  31%      28%       43%      97%     119%

                                -----------------------------------------------
104

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that partic-ipate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a cus-tomer's account at an institution through procedures established by the insti-tution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the insti-tutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

--------------------------------------------------------------------------------

Paying for Shares


Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day fol-lowing PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

--------------------------------------------------------------------------------

How Much is the Minimum Investment?


The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                Distribution and
                                                                    Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders. The Company does not make distribution pay-ments under the Plan with respect to Service Shares.

Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organiza-tions) (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Company's dis-tributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-------------------------------------------------------------------------------

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemp-tion payments is imposed by the Company, although institu

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

tions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC, Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company may alter the terms of or terminate this expedited redemption privilege at any time.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to pur-chase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

--------------------------------------------------------------------------------

The Company's
Rights

The Company may:

  . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act of 1940,
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low
Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the share-holder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to main-tain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.
102
short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suf-fer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Low Duration Bond             0.22%
Intermediate Government Bond  0.29%
Intermediate Bond             0.29%
Core Bond Total Return        0.25%
Managed Income                0.37%
International Bond            0.55%
GNMA                          0.20%
High Yield                    0.38%
Tax-Free Income               0.28%
Pennsylvania Tax-Free Income  0.31%
New Jersey Tax-Free Income    0.28%
Ohio Tax-Free Income          0.25%
Delaware Tax-Free Income      0.34%
Kentucky Tax-Free Income      0.37%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax-Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  First $1 billion      .500%             .550%
  $1 billion--$2
   billion              .450%             .500%
  $2-billion--$3
   billion              .425%             .475%
  greater than $3
   billion              .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expense (ex-cluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond Total Return        .380%
  Core PLUS Total Return        .375%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

112

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

--------------------------------------------------------------------------------

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest divi-dends, which means such dividends are exempt from regular federal

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the



                                                                      Electronic
                                                                       Access to
                                                           Shareholder Documents
114

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742


                                   [GRAPHIC]



[LOGO OF BLACKROCK FUNDS] (SM)

Bond Portfolios
=======================================
I N V E S T O R   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 16 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.





P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................  10
Intermediate Bond...........................................................  17
Core Bond Total Return......................................................  24
Core PLUS Total Return......................................................  32
Government Income...........................................................  40
GNMA Portfolio..............................................................  47
Managed Income..............................................................  54
International Bond..........................................................  62
High Yield Bond.............................................................  70
Tax-Free Income.............................................................  79
Delaware Tax-Free Income....................................................  87
Ohio Tax-Free Income........................................................  95
Kentucky Tax-Free Income.................................................... 103
New Jersey Tax-Free Income.................................................. 111
Pennsylvania Tax-Free Income................................................ 119

About Your Investment

How to Buy/Sell Shares...................................................... 136
Dividends/Distributions/Taxes............................................... 140
Services for Shareholders................................................... 143

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 16 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
[GRAPHIC]    Low Duration Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commer-cial mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to con-tinue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive inter-

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

est or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and diffi- culties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.
4

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31          Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: -0.18%
                                  93     5.66%
                                  94     1.39%
                                  95    10.51%
                                  96     4.53%
                                  97     5.56%
                                  98     6.14%
                                  99     3.57%
                                  00     7.76%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                           Since     Inception
                            1 Year    3 Years   5 Years  Inception     Date
Low Duration Bond; Inv A     4.55%     4.74%     4.86%     5.09%     07/17/92
Low Duration Bond; Inv B     2.58%     3.95%     4.53%     5.09%     07/17/92
Low Duration Bond; Inv C     5.96%     5.02%     4.86%     5.09%     07/17/92
ML 1-3 Yr. Treasury          8.00%     6.00%     5.92%     5.75%       N/A*

These returns assume payment of applicable sales charges.

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           3.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                   0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory fees                              .50%     .50%     .50%
Distribution (12b-1) fees                  .10%     .75%     .75%
Interest expense                          1.87%    1.87%    1.87%
Other expenses                             .80%     .80%     .80%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .40%     .40%     .40%
Total annual fund operating
 expenses                                 3.27%    3.92%    3.92%
Fee waivers and expense reimbursements*    .38%     .28%     .28%
Net expenses*                             2.89%    3.64%    3.64%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (excluding interest expense) (for Investor A Shares) and 1.77% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $583  $1,242  $1,924  $3,735
B Shares**
   Redemption     $816  $1,520  $2,190  $3,917***
B Shares
   No Redemption  $366  $1,170  $1,990  $3,917***
C Shares**
   Redemption     $466  $1,170  $1,990  $4,121
C Shares
   No Redemption  $366  $1,170  $1,990  $4,121

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.
8

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Low Duration Bond Portfolio

                                 INVESTOR A SHARES                           INVESTOR B SHARES
                                                          For the     For the
                                                          Period      Period
                       Year     Year     Year     Year    4/1/96      1/12/96      Year     Year     Year
                       Ended    Ended    Ended    Ended   through     through      Ended    Ended    Ended
                      9/30/00  9/30/99  9/30/98  9/30/97  9/30/96     3/31/96     9/30/00  9/30/99  9/30/98
 Net asset value
  at beginning of
  period              $ 9.82   $10.03   $ 9.89   $ 9.79   $ 9.79      $ 9.91      $ 9.82   $10.03   $ 9.89
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
 Income from
  investment
  operations
 Net investment
  income                0.55     0.54     0.51     0.52     0.25        0.10        0.48     0.45     0.41
 Net gain (loss)
  on investments
  (both realized
  and unrealized)        - -    (0.21)    0.14     0.09    (0.01)      (0.12)        - -    (0.19)    0.17
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
  Total from
   investment
   operations           0.55     0.33     0.65     0.61     0.24       (0.02)       0.48     0.26     0.58
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
 Less
  distributions
 Distributions
  from net
  investment
  income               (0.55)   (0.54)   (0.51)   (0.51)   (0.24)      (0.10)      (0.48)   (0.47)   (0.44)
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
  Total
   distributions       (0.55)   (0.54)   (0.51)   (0.51)   (0.24)      (0.10)      (0.48)   (0.47)   (0.44)
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
 Net asset value
  at end of
  period              $ 9.82   $ 9.82   $10.03   $ 9.89   $ 9.79      $ 9.79      $ 9.82   $ 9.82   $10.03
                      ======   ======   ======   ======   ======      ======      ======   ======   ======
 Total return/3/        5.80%    3.42%    6.78%    6.39%    2.46%      (0.15)%      5.01%    2.65%    5.99%
 Ratios/Supplemental
  data
 Net assets at
  end of
  period (in
  thousands)          $2,512   $2,594   $2,850   $1,079   $  938      $  719      $8,142   $7,549   $  398
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers          2.94%    2.79%    2.32%    2.02%    1.12%/2/    1.34%/2/    3.66%    3.41%    3.08%
  After advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)             1.02%    1.02%    1.02%    1.02%    1.02%/2/    1.01%/2/    1.77%    1.75%    1.76%
  Before
   advisory/
   administration
   fee waivers          3.22%    3.07%    2.72%    2.35%    1.40%/2/    1.54%/2/    3.94%    3.67%    3.48%
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory/
   administration
   fee waivers          5.69%    5.38%    5.29%    4.72%    5.10%/2/    4.61%/2/    4.93%    4.59%    4.50%
  Before
   advisory/
   administration
   fee waivers          5.41%    5.10%    4.89%    4.39%    4.82%/2/    4.41%/2/    4.65%    4.34%    4.10%
 Portfolio
  turnover rate          182%     177%     227%     371%     228%        185%        182%     177%     227%
                               INVESTOR C SHARES
                        For the                                For the
                        Period                                  Period
                      11/18/96/1/    Year    Year     Year    2/24/97/1/
                        through      Ended   Ended    Ended    through
                        9/30/97     9/30/00 9/30/99  9/30/98   9/30/97
 Net asset value
  at beginning of
  period                $ 9.86       $9.82  $10.03   $ 9.89     $ 9.87
                      ------------- ------- -------- -------- ------------
 Income from
  investment
  operations
 Net investment
  income                  0.41        0.48    0.46     0.44       0.26
 Net gain (loss)
  on investments
  (both realized
  and unrealized)          - -         - -   (0.20)    0.14       0.02
                      ------------- ------- -------- -------- ------------
  Total from
   investment
   operations             0.41        0.48    0.26     0.58       0.28
                      ------------- ------- -------- -------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                 (0.38)      (0.48)  (0.47)   (0.44)     (0.26)
                      ------------- ------- -------- -------- ------------
  Total
   distributions         (0.38)      (0.48)  (0.47)   (0.44)     (0.26)
                      ------------- ------- -------- -------- ------------
 Net asset value
  at end of
  period                $ 9.89       $9.82  $ 9.82   $10.03     $ 9.89
                      ============= ======= ======== ======== ============
 Total return/3/          4.31%       5.01%   2.65%    5.99%      2.91%
 Ratios/Supplemental
  data
 Net assets at
  end of
  period (in
  thousands)            $   13       $ 807  $1,570   $  342     $   72
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers            2.19%/2/    3.69%   3.47%    2.98%      2.23%/2/
  After advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)               1.73%/2/    1.77%   1.77%    1.75%      1.72%/2/
  Before
   advisory/
   administration
   fee waivers            2.52%/2/    3.97%   3.72%    3.38%      2.56%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory/
   administration
   fee waivers            4.50%/2/    4.96%   4.62%    4.47%      4.49%/2/
  Before
   advisory/
   administration
   fee waivers            4.17%/2/    4.68%   4.37%    4.07%      4.16%/2/
 Portfolio
  turnover rate            371%        182%    177%     227%       371%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Intermediate Government
             Bond Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between two and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unaccept-able when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the Fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, rein-vestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

 IMPORTANT DEFINITIONS



 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its con-tractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
12

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in May 1992 and Investor B and C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Insti-tutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institu-tional and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  4.42%

Worst Quarter
Q1 '94: -2.45%

                                  93     7.68%
                                  94    -3.60%
                                  95    13.53%
                                  96     3.83%
                                  97     7.23%
                                  98     7.13%
                                  99     0.46%
                                  00     9.72%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                             Since   Inception
                                 1 Year   3 Years  5 Years Inception   Date
Intermediate Govt. Bond; Inv A    5.30%    4.28%    4.76%    5.40%   04/20/92
Intermediate Govt. Bond; Inv B    4.42%    3.80%    4.61%    5.50%   04/20/92
Intermediate Govt. Bond; Inv C    7.92%    4.88%    4.94%    5.50%   04/20/92
LB Intermediate Govt.            10.47%    6.39%    6.18%    8.32%     N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                      A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*
 (as percentage of offering
 price)                                 4.0%    0.0%    0.0%
Maximum Deferred Sales Charge (Load)    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
Advisory fees                              .50%     .50%     .50%
Distribution (12b-1) fees                  .10%     .75%     .75%
Interest expense                           .42%     .42%     .42%
Other expenses                             .78%     .78%     .78%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .38%     .38%     .38%
Total annual fund operating
 expenses                                 1.80%    2.45%    2.45%
Fee waivers and expense reimbursements*    .31%     .21%     .21%
Net expenses*                             1.49%    2.24%    2.24%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expenses) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.
 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $546    $915  $1,308  $2,407
B Shares**
   Redemption     $677  $1,094  $1,487  $2,535***
B Shares
   No Redemption  $227    $744  $1,287  $2,535***
C Shares**
   Redemption     $327    $744  $1,287  $2,770
C Shares
   No Redemption  $227    $744  $1,287  $2,770

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

               Intermediate Government Bond Portfolio

                                        INVESTOR A SHARES
                              Year     Year     Year     Year     Year
                              Ended    Ended    Ended    Ended    Ended
                             9/30/00  9/30/99  9/30/98  9/30/97  9/30/96
 Net asset value
  at beginning of
  period                     $ 9.89   $10.48   $10.11   $ 9.92   $10.03
                             ------   ------   ------   ------   ------
 Income from
  investment
  operations
 Net investment
  income                       0.55     0.54     0.53     0.54     0.55
 Net gain (loss)
  on investments
  (both realized
  and unrealized)              0.02    (0.51)    0.38     0.19    (0.13)
                             ------   ------   ------   ------   ------
  Total from
   investment
   operations                  0.57     0.03     0.91     0.73     0.42
                             ------   ------   ------   ------   ------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.54)   (0.54)   (0.54)   (0.54)   (0.53)
 Distributions
  from net
  realized
  capital gains               (0.01)   (0.08)     - -      - -      - -
                             ------   ------   ------   ------   ------
  Total
   distributions              (0.55)   (0.62)   (0.54)   (0.54)   (0.53)
                             ------   ------   ------   ------   ------
 Net asset value
  at end of period           $ 9.91   $ 9.89   $10.48   $10.11   $ 9.92
                             ======   ======   ======   ======   ======
 Total return/3/               6.05%    0.28%    9.32%    7.57%    4.36%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $9,262   $7,239   $7,972   $5,374   $5,903
 Ratios of
  expenses to
  average
  net assets
  After
   advisory/administration
   fee waivers                 1.47%    1.25%    1.09%    1.14%    1.14%
  After
   advisory/administration
   fee waivers
   (excluding
   interest
   expense                     1.08%    1.06%    1.05%    1.02%    0.95%
  Before advisory/
   administration
   fee waivers                 1.69%    1.46%    1.35%    1.45%    1.44%
 Ratios of net
  investment
  income
  to average net
  assets
  After advisory/
   administration
   fee waivers                 5.66%    5.29%    5.33%    5.42%    5.45%
  Before advisory/
   administration
   fee waivers                 5.45%    5.08%    5.07%    5.11%    5.16%
 Portfolio
  turnover rate                 131%     191%     272%     291%     580%
                                      INVESTOR B SHARES                        INVESTOR C SHARES
                                                           For the                                 For the
                                                           Period                                   Period
                              Year     Year      Year    10/11/96/1/    Year    Year      Year    10/8/96/1/
                              Ended    Ended     Ended     through      Ended   Ended     Ended    through
                             9/30/00  9/30/99   9/30/98    9/30/97     9/30/00 9/30/99   9/30/98   9/30/97
 Net asset value
  at beginning of
  period                     $ 9.89   $10.48    $10.11     $ 9.98       $9.89  $10.48    $10.11     $ 9.98
                             -------- --------- -------- ------------- ------- --------- -------- ------------
 Income from
  investment
  operations
 Net investment
  income                       0.49     0.46      0.47       0.45        0.48    0.46      0.47       0.45
 Net gain (loss)
  on investments
  (both realized
  and unrealized)              0.01    (0.51)     0.37       0.13        0.02   (0.51)     0.37       0.13
                             -------- --------- -------- ------------- ------- --------- -------- ------------
  Total from
   investment
   operations                  0.50    (0.05)     0.84       0.58        0.50   (0.05)     0.84       0.58
                             -------- --------- -------- ------------- ------- --------- -------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.47)   (0.46)    (0.47)     (0.45)      (0.47)  (0.46)    (0.47)     (0.45)
 Distributions
  from net
  realized
  capital gains               (0.01)   (0.08)      - -        - -       (0.01)  (0.08)      - -        - -
                             -------- --------- -------- ------------- ------- --------- -------- ------------
  Total
   distributions              (0.48)   (0.54)    (0.47)     (0.45)      (0.48)  (0.54)    (0.47)     (0.45)
                             -------- --------- -------- ------------- ------- --------- -------- ------------
 Net asset value
  at end of period           $ 9.91   $ 9.89    $10.48     $10.11       $9.91  $ 9.89    $10.48     $10.11
                             ======== ========= ======== ============= ======= ========= ======== ============
 Total return/3/               5.26%   (0.47)%    8.51%      5.94%       5.26%  (0.47)%    8.51%      5.94%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $1,398   $  809    $  361     $   28       $ 598  $  468    $  299     $   51
 Ratios of
  expenses to
  average
  net assets
  After
   advisory/administration
   fee waivers                 2.24%    1.97%     1.84%      1.90%/2/    2.23%   2.00%     1.81%      1.78%/2/
  After
   advisory/administration
   fee waivers
   (excluding
   interest
   expense                     1.81%    1.80%     1.79%      1.77%/2/    1.81%   1.81%     1.78%      1.71%/2/
  Before advisory/
   administration
   fee waivers                 2.45%    2.19%     2.10%      2.21%/2/    2.44%   2.22%     2.07%      2.09%/2/
 Ratios of net
  investment
  income
  to average net
  assets
  After advisory/
   administration
   fee waivers                 4.96%    4.57%     4.61%      4.62%/2/    4.87%   4.56%     4.48%      4.50%/2/
  Before advisory/
   administration
   fee waivers                 4.75%    4.34%     4.35%      4.31%/2/    4.66%   4.34%     4.22%      4.19%/2/
 Portfolio
  turnover rate                 131%     191%      272%       291%        131%    191%      272%       291%

               ----------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
   16

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional and Service Shares of the fund, which were first issued in September 1993. Investor A Shares were launched in May 1994, Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional, Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31         Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  4.40%

Worst Quarter
Q1 '94: -2.86%
                                  94    -3.37%
                                  95    14.10%
                                  96     3.92%
                                  97     7.11%
                                  98     6.59%
                                  99     0.51%
                                  00    10.22%

The bar for 1994 is based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                             Since    Inception
                              1 Year    3 Years   5 Years  Inception     Date
Intermediate Bond; Inv A       5.84%     4.27%     4.76%     4.55%     09/17/93
Intermediate Bond; Inv B       5.02%     3.92%     4.86%     4.85%     09/17/93
Intermediate Bond; Inv C       8.63%     5.02%     5.21%     4.86%     09/17/93
LB Intermediate Govt./Corp.   10.12%     6.22%     6.11%     5.99%       N/A*

These returns assume payment of applicable sales charges.

 * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
20

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)      4.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .83%     .83%     .83%
Other expenses                   .78%     .78%     .78%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .38%     .38%     .38%
Total annual fund operating
 expenses                       2.21%    2.86%    2.86%
Fee waivers and expense
 reimbursements*                 .31%     .21%     .21%
Net expenses*                   1.90%    2.65%    2.65%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a dis-cussion of these waivers and reimbursements.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $585  $1,035  $1,510  $2,819
B Shares**
   Redemption     $718  $1,216  $1,690  $2,944***
B Shares
   No Redemption  $268    $866  $1,490  $2,944***
C Shares**
   Redemption     $368    $866  $1,490  $3,170
C Shares
   No Redemption  $268    $866  $1,490  $3,170

  *  Reflects imposition of sales charge.
 **  Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.
22

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      Intermediate Bond Portfolio

                                          INVESTOR                              INVESTOR                    INVESTOR
                                          A SHARES                              B SHARES                    C SHARES
                                                                                           For the
                                                                                            Period              For the
                                                                                           2/5/98/1              Period
                            Year     Year     Year     Year     Year     Year     Year        /         Year   10/16/98/1
                            Ended    Ended    Ended    Ended    Ended    Ended    Ended    through      Ended  / through
                           9/30/00  9/30/99  9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98     9/30/00  9/30/99
Net asset value at
 beginning of period       $ 9.10   $ 9.67   $ 9.49   $ 9.32   $ 9.43   $ 9.10   $ 9.67     $ 9.51      $9.10    $ 9.65
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
Income from investment
 operations
 Net investment income       0.53     0.52     0.53     0.53     0.52     0.47     0.45       0.29       0.46      0.43
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.02    (0.47)    0.23     0.17    (0.09)    0.02    (0.47)      0.21       0.04     (0.45)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
 Total from investment
  operations                 0.55     0.05     0.76     0.70     0.43     0.49    (0.02)      0.50       0.50     (0.02)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
Less distributions
 Distributions from net
  investment income         (0.53)   (0.52)   (0.53)   (0.53)   (0.51)   (0.46)   (0.45)     (0.29)     (0.46)    (0.43)
 Distributions from net
  realized capital gains      - -    (0.10)   (0.05)     - -    (0.03)     - -    (0.10)     (0.05)       - -     (0.10)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
 Total distributions        (0.53)   (0.62)   (0.58)   (0.53)   (0.54)   (0.46)   (0.55)     (0.34)     (0.46)    (0.53)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
Net asset value at end of
 period                    $ 9.12   $ 9.10   $ 9.67   $ 9.49   $ 9.32   $ 9.13   $ 9.10     $ 9.67      $9.14    $ 9.10
                           ======   ======   ======   ======   ======   ======   ======     ======      =====    ======
Total return/3/              6.27%    0.62%    8.30%    7.89%    4.74%    5.60%   (0.13)%     7.83%      5.71%    (0.18)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,398   $2,387   $1,648   $1,116   $  935   $1,071   $1,010     $  111      $ 475    $  420
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.95%    2.21%    2.22%    1.44%    1.27%    2.66%    2.81%      2.79%/2/   2.71%     2.81%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.08%    1.08%    1.06%    1.00%    0.97%    1.82%    1.79%      1.75%/2/   1.82%     1.82%/2/
 Before
  advisory/administration
  fee waivers                2.16%    2.43%    2.49%    1.73%    1.57%    2.87%    3.02%      3.06%/2/   2.92%     3.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                5.98%    5.70%    5.64%    5.70%    5.53%    5.19%    4.89%      4.50%/2/   5.20%     4.99%/2/
 Before
  advisory/administration
  fee waivers                5.76%    5.49%    5.37%    5.41%    5.23%    4.97%    4.68%      4.23%/2/   4.98%     4.77%/2/
Portfolio turnover rate       199%     221%     221%     321%     670%     199%     221%       221%       199%      221%

                      ---------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Core Bond Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).The fund (normally) may borrow up to 33 1/3% of the value of its assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in March 1996 and Investor C Shares were launched in Feb-ruary 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to

Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                   [GRAPH]

As of 12/31          Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  5.87%

Worst Quarter
Q1 '94: -2.63%

                                  93     9.69%
                                  94    -2.33%
                                  95    18.18%
                                  96     3.19%
                                  97     8.51%
                                  98     7.66%
                                  99    -1.09%
                                  00    11.71%

These returns assume payment of applicable sales charges.
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                                1 Year  3 Years  5 Years  Inception     Date
Core Bond Total Return; Inv A    7.25%   4.52%    5.04%     6.20%     12/09/92
Core Bond Total Return; Inv B    6.27%   4.06%    4.79%     6.25%     12/09/92
Core Bond Total Return; Inv C    9.89%   5.17%    5.14%     6.27%     12/09/92
Lehman Aggregate                11.63%   6.35%    6.46%     7.05%       N/A


** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .49%     .49%     .49%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .23%     .23%     .23%
Other expenses                   .77%     .77%     .77%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .37%     .37%     .37%
Total annual fund operating
 expenses                       1.59%    2.24%    2.24%
Fee waivers and expense
  reimbursements*                .34%     .24%     .24%
Net expenses*                   1.25%    2.00%    2.00%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (excluding interest expense) (for Investor A Shares) and 1.77% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $522    $850  $1,200  $2,186
B Shares**
   Redemption     $653  $1,027  $1,378  $2,316***
B Shares
   No Redemption  $203    $677  $1,178  $2,316***
C Shares**
   Redemption     $303    $677  $1,178  $2,556
C Shares
   No Redemption  $203    $677  $1,178  $2,556

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
30

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Core Bond Total Return Portfolio

                                           INVESTOR A SHARES
                                                                For the      For the
                                                                Period       Period
                            Year     Year      Year     Year    4/1/96      1/31/96/1
                            Ended    Ended     Ended    Ended   through     / through
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      3/31/96
 Net asset value
  at beginning of
  period                   $ 9.31   $10.12    $ 9.82   $ 9.55   $ 9.61       $ 9.99
                           ------   ------    ------   ------   ------       ------
 Income from
 investment
 operations
 Net investment
 income                      0.55     0.53      0.55     0.58     0.28         0.08
 Net gain (loss)
 on investments
 (both realized
 and unrealized)             0.05    (0.60)     0.40     0.26    (0.06)       (0.38)
                           ------   ------    ------   ------   ------       ------
  Total from
  investment
  operations                 0.60    (0.07)     0.95     0.84     0.22        (0.30)
                           ------   ------    ------   ------   ------       ------
 Less
 distributions
 Distributions
 from net
 investment
 income                     (0.54)   (0.52)    (0.56)   (0.57)   (0.28)       (0.08)
 Distributions
 from net
 realized capital
 gains                      (0.01)   (0.22)    (0.09)     - -      - -          - -
                           ------   ------    ------   ------   ------       ------
  Total
  distributions             (0.55)   (0.74)    (0.65)   (0.57)   (0.28)       (0.08)
                           ------   ------    ------   ------   ------       ------
 Net asset value
 at end of period          $ 9.36   $ 9.31    $10.12   $ 9.82   $ 9.55       $ 9.61
                           ======   ======    ======   ======   ======       ======
 Total returns/3/            5.89%   (0.64)%   10.04%    9.52%    2.36%       (2.96)%
 Ratios/Supplemental
 data
 Net assets at
 end of period
  (in thousands)           $6,977   $6,776    $5,108   $2,441   $  320       $   80
 Ratios of
 expenses to
 average net
 assets
  After
  advisory/administration
  fee waivers                1.27%    1.41%     1.27%    1.36%    1.27%/2/     1.11%/2/
  After
  advisory/administration
  fee waivers
  (excluding
  interest
  expense)                   1.02%    1.03%     0.98%    1.01%    1.02%/2/     1.02%/2/
  Before
  advisory/administration
  fee waivers                1.51%    1.66%     1.61%    1.65%    1.56%/2/     1.36%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After
  advisory/administration
  fee waivers                5.98%    5.48%     5.49%    5.96%    6.04%/2/     5.34%/2/
  Before
  advisory/administration
  fee waivers                5.74%    5.23%     5.15%    5.67%    5.75%/2/     5.10%/2/
 Portfolio
 turnover rate                248%     328%      405%     441%     308%         723%
                                           INVESTOR B SHARES                                     INVESTOR C SHARES
                                                                For the      For the                                  For the
                                                                Period       Period                                    Period
                            Year     Year      Year     Year    4/1/96      3/18/96/1     Year     Year      Year    2/28/97/1/
                            Ended    Ended     Ended    Ended   through     / through     Ended    Ended     Ended    through
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      3/31/96     9/30/00  9/30/99   9/30/98   9/30/97
 Net asset value
  at beginning of
  period                   $  9.31  $ 10.12   $  9.82  $ 9.55   $ 9.61       $ 9.58      $ 9.31   $10.12    $ 9.82     $ 9.64
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
 Income from
 investment
 operations
 Net investment
 income                       0.48     0.46      0.47    0.51     0.26         0.01        0.47     0.47      0.47       0.29
 Net gain (loss)
 on investments
 (both realized
 and unrealized)              0.04    (0.60)     0.40    0.26    (0.07)        0.03        0.05    (0.61)     0.40       0.17
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
  Total from
  investment
  operations                  0.52    (0.14)     0.87    0.77     0.19         0.04        0.52    (0.14)     0.87       0.46
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
 Less
 distributions
 Distributions
 from net
 investment
 income                      (0.47)   (0.45)    (0.48)  (0.50)   (0.25)       (0.01)      (0.47)   (0.45)    (0.48)     (0.28)
 Distributions
 from net
 realized capital
 gains                       (0.01)   (0.22)    (0.09)    - -      - -          - -       (0.01)   (0.22)    (0.09)       - -
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
  Total
  distributions              (0.48)   (0.67)    (0.57)  (0.50)   (0.25)       (0.01)      (0.48)   (0.67)    (0.57)     (0.28)
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
 Net asset value
 at end of period          $  9.35  $  9.31   $ 10.12  $ 9.82   $ 9.55       $ 9.61      $ 9.35   $ 9.31    $10.12     $ 9.82
                           ======== ========= ======== ======== =========== ============ ======== ========= ======== ============
 Total returns/3/             5.89%   (1.38)%    9.20%   8.71%    1.98%       (0.33)%      6.00%   (1.38)%    9.20%      4.82%
 Ratios/Supplemental
 data
 Net assets at
 end of period
  (in thousands)           $12,189  $14,383   $11,734  $5,295   $1,497       $   77      $2,911   $6,762    $2,035     $  128
 Ratios of
 expenses to
 average net
 assets
  After
  advisory/administration
  fee waivers                 2.04%    2.15%     2.01%   2.17%    2.00%/2/     1.86%/2/    2.07%    2.16%     1.90%      1.93%/2/
  After
  advisory/administration
  fee waivers
  (excluding
  interest
  expense)                    1.77%    1.77%     1.76%   1.75%    1.72%/2/     1.77%/2/    1.77%    1.76%     1.73%      1.74%/2/
  Before
  advisory/administration
  fee waivers                 2.28%    2.41%     2.35%   2.46%    2.29%/2/     2.11%/2/    2.31%    2.40%     2.24%      2.22%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After
  advisory/administration
  fee waivers                 5.26%    4.72%     4.78%   5.19%    5.40%/2/     4.62%/2/    5.20%    4.81%     4.75%      5.22%/2/
  Before
  advisory/administration
  fee waivers                 5.02%    4.47%     4.44%   4.90%    5.11%/2/     4.37%/2/    4.96%    4.56%     4.41%      4.93%/2/
 Portfolio
 turnover rate                 248%     328%      405%    441%     308%         723%        248%     328%      405%       441%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Core PLUS Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.
 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.
 IMPORTANT DEFINITIONS


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds. All securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities them selves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social condi-tions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or com-panies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased for investing in emerging market countries. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1,
34

2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)      4.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.
36

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory fees                              .50%     .50%     .50%
Distribution (12b-1) fees                  .10%     .75%     .75%
Other expenses/1/                          .86%     .86%     .86%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .46%     .46%     .46%
Total annual fund operating
 expenses                                 1.46%    2.11%    2.11%
Fee waivers and expense reimbursements*    .44%     .34%     .34%
Net expenses*                             1.02%    1.77%    1.77%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (for Investor A Shares) and 1.77% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.
  /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $500   $802
B Shares**
   Redemption     $630   $978
B Shares
   No Redemption  $180   $628
C Shares**
   Redemption     $280   $628
C Shares
   No Redemption  $180   $628

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees,
 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of cer-tain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000

                                                            Lehman Brothers
                            Institutional Accounts          Aggregate Index
                            ----------------------          ---------------
       One Year
12/31/1999 - 12/31/2000            11.53%                       11.63%

       Two Years
12/31/1998 - 12/31/2000             5.50%                        5.21%

    Since Inception
3/31/1998 - 12/31/2000              6.55%                        6.36%

Note:

The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.
38

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not rep-resent the performance of the fund, which has no history of operations. Invest-ors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2000 of $7.666 bil-lion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a set-tlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unman-aged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference perfor-mance data for identical time periods.

             BlackRock
[GRAPHIC]    Government Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Mortgage/10 Year Treasury Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unaccept-able when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO): Are
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): A fixed-income
 security that is backed
 by a mortgage loan or
 pools of loans secured
 by commercial property,
 not residential mort-
 gages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Mortgage/10 Year
 Treasury Index: An
 unmanaged index com-
 prised of 50% alloca-
 tion to the mortgage
 component of the Lehman
 Brothers Aggregate
 Index and a 50% alloca-
 tion of the Merrill
 Lynch 10 year Treasury
 Index.

to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods,

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivative and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its con-tractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its cost. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be
42
short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Mort-gage/10 Year Treasury Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.


                                  [GRAPH]

As of 12/31              Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  6.92%

Worst Quarter
Q1 '96: -1.94%
                                 95     18.99%
                                 96      3.41%
                                 97     10.52%
                                 98      8.00%
                                 99     -2.26%
                                 00     13.44%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                          Since    Inception
                           1 Year    3 Years   5 Years  Inception     Date
Government Income; Inv A    8.30%     4.56%     5.49%     7.31%     10/03/94
Government Income; Inv B    8.10%     4.34%     5.36%     7.32%     10/03/94
Government Income; Inv C   11.60%     5.40%     5.68%     7.31%     10/03/94
Leh. Mtg./10 Yr. Tsy.      12.99%     6.28%     6.35%     8.32%       N/A


 ** The chart and the table both assume reinvestment of dividends and distri-butions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                1.41%    1.41%    1.41%
Other expenses                   .92%     .92%     .92%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .52%     .52%     .52%
Total annual fund operating
 expenses                       2.93%    3.58%    3.58%
Fee waivers and expense
 reimbursements*                 .45%     .35%     .35%
Net expenses*                   2.48%    3.23%    3.23%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a dis-cussion of these waivers and reimbursements.




 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price.)

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $690  $1,276  $1,886  $3,525
B Shares**
   Redemption     $776  $1,415  $2,025  $3,611***
B Shares
   No Redemption  $326  $1,065  $1,825  $3,611***
C Shares**
   Redemption     $426  $1,065  $1,825  $3,822
C Shares
   No Redemption  $326  $1,065  $1,825  $3,822

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Rajiv Sobti has been a member of the team managing the fund since 1998 and Andrew Phillips since 1995. Both have been portfolio co-managers since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                Government Income Portfolio

                                 INVESTOR A SHARES
                       Year     Year      Year     Year     Year
                       Ended    Ended     Ended    Ended    Ended
                      9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
 Net asset value
  at beginning of
  period              $ 9.92   $10.84    $10.49   $10.20   $10.68
                      ------   ------    ------   ------   ------
 Income from
  investment
  operations
 Net investment
  income                0.56     0.55      0.53     0.73     0.68
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)           0.13    (0.70)     0.54     0.30    (0.22)
                      ------   ------    ------   ------   ------
  Total from
   investment
   operations           0.69    (0.15)     1.07     1.03     0.46
                      ------   ------    ------   ------   ------
 Less
  distributions
 Distributions
  from net
  investment
  income               (0.54)   (0.54)    (0.61)   (0.74)   (0.66)
 Distributions
  from Capital         (0.04)   (0.07)      - -      - -      - -
 Distributions
  from net
  realized
  capital gains          - -    (0.16)    (0.11)     - -    (0.28)
                      ------   ------    ------   ------   ------
  Total
   distributions       (0.58)   (0.77)    (0.72)   (0.74)   (0.94)
                      ------   ------    ------   ------   ------
 Net asset value
  at end of
  period              $10.03   $ 9.92    $10.84   $10.49   $10.20
                      ======   ======    ======   ======   ======
 Total return/3/        7.27%   (1.40)%   11.13%   10.48%    4.43%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $5,716   $6,713    $6,045   $4,876   $3,651
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/
   administration
   fee waivers          2.43%    1.96%     1.46%    1.41%    2.96%
  After
   advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)             1.06%    1.07%     1.05%    1.02%    0.91%
  Before
   advisory/
   administration
   fee waivers          2.77%    2.32%     2.04%    2.13%    3.72%
 Ratios of net
  investment income
  to average net
  assets
  After
   advisory/
   administration
   fee waivers          5.71%    5.30%     5.45%    7.63%    6.54%
  Before
   advisory/
   administration
   fee waivers          5.37%    4.94%     4.87%    6.91%    5.78%
 Portfolio
  turnover rate          168%     195%      477%     393%     434%
                                 INVESTOR B SHARES                     INVESTOR C SHARES
                                                                                                 For the
                                                                                                  Period
                       Year     Year      Year     Year     Year     Year     Year      Year    2/28/97/1/
                       Ended    Ended     Ended    Ended    Ended    Ended    Ended     Ended    through
                      9/30/00  9/30/99   9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98   9/30/97
 Net asset value
  at beginning of
  period              $  9.92  $ 10.84   $ 10.49  $ 10.20  $ 10.68  $ 9.92   $10.84    $10.49     $10.30
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
 Income from
  investment
  operations
 Net investment
  income                 0.49     0.47      0.54     0.66     0.60    0.49     0.47      0.51       0.37
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)            0.13    (0.70)     0.50     0.30    (0.21)   0.12    (0.70)     0.53       0.20
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
  Total from
   investment
   operations            0.62    (0.23)     1.04     0.96     0.39    0.61    (0.23)     1.04       0.57
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                (0.47)   (0.46)    (0.58)   (0.67)   (0.59)  (0.47)   (0.46)    (0.58)     (0.38)
 Distributions
  from Capital          (0.04)   (0.07)      - -      - -      - -   (0.04)   (0.07)      - -        - -
 Distributions
  from net
  realized
  capital gains           - -    (0.16)    (0.11)     - -    (0.28)    - -    (0.16)    (0.11)       - -
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
  Total
   distributions        (0.51)   (0.69)    (0.69)   (0.67)   (0.87)  (0.51)   (0.69)    (0.69)     (0.38)
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
 Net asset value
  at end of
  period              $ 10.03  $  9.92   $ 10.84  $ 10.49  $ 10.20  $10.02   $ 9.92    $10.84     $10.49
                      ======== ========= ======== ======== ======== ======== ========= ======== ============
 Total return/3/         6.48%   (2.14)%   10.31%    9.66%    3.68%   6.38%   (2.14)%   10.31%      5.64%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $24,608  $34,753   $25,165  $14,796  $11,119  $1,279   $2,435    $1,551     $  849
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/
   administration
   fee waivers           3.25%    2.72%     2.01%    2.14%    3.69%   3.29%    2.70%     2.14%      3.24%/2/
  After
   advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)              1.82%    1.81%     1.80%    1.77%    1.64%   1.82%    1.81%     1.80%      1.70%/2/
  Before
   advisory/
   administration
   fee waivers           3.60%    3.08%     2.59%    2.86%    4.45%   3.64%    3.06%     2.72%      3.96%/2/
 Ratios of net
  investment income
  to average net
  assets
  After
   advisory/
   administration
   fee waivers           5.05%    4.55%     4.82%    6.89%    5.76%   5.10%    4.52%     4.64%      5.57%/2/
  Before
   advisory/
   administration
   fee waivers           4.71%    4.19%     4.24%    6.17%    5.00%   4.76%    4.16%     4.06%      4.85%/2/
 Portfolio
  turnover rate           168%     195%      477%     393%     434%    168%     195%      477%       393%

                ---------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
   46

             BlackRock
[GRAPHIC]    GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                  [GRAPH]

As of 12/31          Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  5.71%

Worst Quarter
Q1 '94: -3.77%
                                 91     15.49%
                                 92      6.22%
                                 93      7.36%
                                 94     -3.99%
                                 95     17.18%
                                 96      4.23%
                                 97      9.19%
                                 98      7.05%
                                 99     -0.19%
                                 00     11.67%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                        Since      Inception
                   1 Year      3 Years     5 Years    Inception       Date
GNMA; Inv A         7.25%       4.64%       5.44%       6.79%       05/31/90
GNMA; Inv B         6.01%       4.11%       5.13%       6.04%       05/31/90
GNMA; Inv C         9.41%       5.14%       5.43%       6.40%       05/31/90
Lehman GNMA Index  11.11%       6.58%       6.95%       8.27%         N/A

These returns assume payment of applicable sales charge.


** The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .89%     .89%     .89%
Other expenses                   .87%     .87%     .87%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .47%     .47%     .47%
Total annual fund operating
 expenses                       2.41%    3.06%    3.06%
Fee waivers and expense
 reimbursements*                 .45%     .35%     .35%
Net expenses*                   1.96%    2.71%    2.71%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $591  $1,080  $1,595   $3,004
B Shares**
   Redemption     $724  $1,262  $1,776   $3,127***
B Shares
   No Redemption  $274    $912  $1,576   $3,127***
C Shares**
   Redemption     $374    $912  $1,576   $3,349
C Shares
   No Redemption  $274    $912  $1,576   $3,349

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of
52

Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       GNMA Portfolio

                                   INVESTOR                       INVESTOR                       INVESTOR
                                   A SHARES                       B SHARES                       C SHARES
                                              For the                        For the                        For the
                                              Period                         Period                         Period
                            Year     Year    5/18/98/1     Year    Year     5/18/98/1     Year    Year     5/18/98/1
                            Ended    Ended   / through     Ended   Ended    / through     Ended   Ended    / through
                           9/30/00  9/30/99   9/30/98     9/30/00 9/30/99    9/30/98     9/30/00 9/30/99    9/30/98
Net asset value at
 beginning of period       $ 9.61   $10.11    $10.00       $9.61  $10.11     $10.00       $9.61  $10.11     $10.00
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
Income from investment
 operations
 Net investment income       0.56     0.56      0.20        0.49    0.48       0.17        0.50    0.48       0.23
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.15    (0.49)     0.11        0.15   (0.49)      0.11        0.11   (0.49)      0.05
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
  Total from investment
   operations                0.71     0.07      0.31        0.64   (0.01)      0.28        0.61   (0.01)      0.28
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
Less distributions
 Distributions from net
  investment income         (0.57)   (0.55)    (0.20)      (0.50)  (0.47)     (0.17)      (0.50)  (0.47)     (0.17)
 Distributions in excess
  of net investment
  income                    (0.02)     - -       - -       (0.02)    - -        - -       (0.02)    - -        - -
 Distributions from net
  realized capital gains    (0.02)   (0.02)      - -       (0.02)  (0.02)       - -       (0.02)  (0.02)       - -
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
  Total distributions       (0.61)   (0.57)    (0.20)      (0.54)  (0.49)     (0.17)      (0.54)  (0.49)     (0.17)
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
Net asset value at end of
 period                    $ 9.71   $ 9.61    $10.11       $9.71  $ 9.61     $10.11       $9.68  $ 9.61     $10.11
                           ======   ======    ======       =====  ======     ======       =====  ======     ======
Total return/3/              7.18%    0.67%     3.12%       6.39%  (0.09)%     2.85%       6.39%  (0.09)%     2.85%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,882   $1,106    $  535       $ 335  $  229     $  166       $  29  $   24     $  - -
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.98%    1.37%     1.10%/2/    2.71%   2.08%      1.73%/2/    2.69%   2.16%      0.57%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.08%    1.08%     1.06%/2/    1.81%   1.81%      1.70%/2/    1.81%   1.71%      0.57%/2/
 Before
  advisory/administration
  fee waivers                2.33%    1.69%     1.47%/2/    3.06%   2.43%      2.10%/2/    3.04%   2.50%      0.94%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                6.06%    5.76%     5.65%/2/    5.24%   4.94%      4.50%/2/    5.33%   5.15%      5.26%/2/
 Before
  advisory/administration
  fee waivers                5.70%    5.44%     5.28%/2/    4.89%   4.59%      4.13%/2/    4.98%   4.81%      4.90%/2/
Portfolio turnover rate       184%     124%       56%        184%    124%        56%        184%    124%        56%

                       --------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
56
companies. There is also less government regulation of foreign securities mar-kets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which was first issued in November 1989. Investor A Shares were launched in February 1992, Investor B Shares were launched in July 1997 and Investor C Shares were launched in May 1999. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual return of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.



                                  [GRAPH]

As of 12/31              Investor A Shares
--------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------
Best Quarter
Q3 '91:  5.78%

Worst Quarter
Q1 '94: -3.50%
                                  91    14.96%
                                  92     5.91%
                                  93    11.50%
                                  94    -4.90%
                                  95    16.94%
                                  96     2.95%
                                  97     8.95%
                                  98     6.79%
                                  99    -1.08%
                                  00    11.52%

The bars for 1990 and 1992 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------
                                                           Inception
                         1 Year  3 Years 5 Years 10 Years    Date
Managed Income; Inv A     6.47%   4.01%   4.76%    6.66%   11/01/89
Managed Income; Inv B     6.09%   3.72%   4.86%    6.13%   11/01/89
Managed Income; Inv C     9.26%   4.69%   5.12%    6.84%   11/01/89
Lehman Aggregate         11.63%   6.35%   6.46%    8.02%     N/A

These returns assume payment of applicable sales charges.


 * The chart and the table both assume reinvestment of dividends and distribu-tions.
58

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .48%     .48%     .48%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .64%     .64%     .64%
Other expenses                   .75%     .75%     .75%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .35%     .35%     .35%
Total annual fund operating
 expenses                       1.97%    2.62%    2.62%
Fee waivers and expense
 reimbursements*                 .21%     .11%     .11%
Net expenses*                   1.76%    2.51%    2.51%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.12% (excluding interest expense) (for Investor A Shares) and 1.87% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:





 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $621  $1,021  $1,446  $2,626
B Shares**
   Redemption     $704  $1,154  $1,580  $2,714***
B Shares
   No Redemption  $254    $804  $1,380  $2,714***
C Shares**
   Redemption     $354    $804  $1,380  $2,946
C Shares
   No Redemption  $254    $804  $1,380  $2,946

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
60

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          Managed Income Portfolio

                                     INVESTOR A SHARES                          INVESTOR B SHARES
                                                                                                    For the
                                                                                                     Period
                           Year     Year     Year     Year     Year     Year     Year      Year    7/15/97/1/
                           Ended    Ended    Ended    Ended    Ended    Ended    Ended     Ended    through
                          9/30/00  9/30/99  9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98   9/30/97
Net asset value
 at beginning of
 period                   $  9.92  $ 10.64  $ 10.41  $ 10.09   $10.38  $ 9.92   $10.64    $10.41     $10.39
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Income from
 investment
 operations
Net investment
 income                      0.59     0.58     0.59     0.65     0.59    0.51     0.50      0.52       0.09
Net gain (loss)
 on investments
 (both realized
 and unrealized)             0.01    (0.57)    0.29     0.31    (0.20)   0.02    (0.57)     0.29       0.02
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Total from
 investment
 operations                  0.60     0.01     0.88     0.96     0.39    0.53    (0.07)     0.81       0.11
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Less
 distributions
Distributions
 from net
 investment
 income                     (0.58)   (0.58)   (0.60)   (0.64)   (0.58)  (0.51)   (0.50)    (0.53)     (0.09)
Distributions
 from net
 realized
 capital gains              (0.02)   (0.15)   (0.05)     - -    (0.10)  (0.02)   (0.15)    (0.05)       - -
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Total
 distributions              (0.60)   (0.73)   (0.65)   (0.64)   (0.68)  (0.53)   (0.65)    (0.58)     (0.09)
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Net asset value
 at end of
 period                   $  9.92  $  9.92  $10.64   $ 10.41  $ 10.09  $ 9.92   $ 9.92    $10.64     $10.41
                          =======  =======  =======  =======  =======  ======   ======    ======     ======
Total return/3/              6.35%    0.09%    8.74%    9.74%    3.83%   5.56%   (0.66)%    7.94%      1.35%
Ratios/Supplemental
 data
Net assets at
 end of period
 (in thousands)           $16,936  $15,092  $14,897  $15,230  $11,193  $4,831   $5,818    $4,639     $  468
Ratios of
 expenses to
 average net
 assets
After
 advisory/administration
 fee waivers                 1.77%    1.93%    1.90%    1.41%    1.05%   2.53%    2.68%     2.43%      2.14%/2/
After
 advisory/administration
 fee waivers
 (excluding
 interest
 expense)                    1.12%    1.12%    1.10%    1.05%    1.05%   1.87%    1.87%     1.82%      1.31%/2/
Before
 advisory/administration
 fee waivers                 1.89%    2.04%    2.08%    1.66%    1.29%   2.64%    2.80%     2.61%      2.39%/2/
Ratios of net
 investment
 income to
 average
 net assets
After
 advisory/administration
 fee waivers                 6.03%    5.62%    5.64%    6.18%    5.67%   5.23%    4.88%     4.71%      3.85%/2/
Before
 advisory/administration
 fee waivers                 5.92%    5.50%    5.46%    5.93%    5.44%   5.12%    4.77%     4.53%      3.60%/2/
Portfolio
 turnover rate                205%     239%     376%     428%     638%    205%     239%      376%       428%
                           INVESTOR C SHARES
                           For the      For the
                            Period      Period
                          11/22/99/4   5/19/99/1
                          / through    / through
                           9/30/00      9/30/99
Net asset value
 at beginning of
 period                     $ 9.92      $10.14
                          ------------ ------------
Income from
 investment
 operations
Net investment
 income                       0.44        0.08
Net gain (loss)
 on investments
 (both realized
 and unrealized)             (0.02)      (0.22)
                          ------------ ------------
Total from
 investment
 operations                   0.42       (0.14)
                          ------------ ------------
Less
 distributions
Distributions
 from net
 investment
 income                      (0.43)      (0.08)
Distributions
 from net
 realized
 capital gains                 - -         - -
                          ------------ ------------
Total
 distributions               (0.43)      (0.08)
                          ------------ ------------
Net asset value
 at end of
 period                     $ 9.91      $ 9.92
                          ============ ============
Total return/3/               4.91%        - -
Ratios/Supplemental
 data
Net assets at
 end of period
 (in thousands)             $   31      $  - -/5/
Ratios of
 expenses to
 average net
 assets
After
 advisory/administration
 fee waivers                  2.36%/2/    2.53%/2/
After
 advisory/administration
 fee waivers
 (excluding
 interest
 expense)                     1.78%/2/    1.79%/2/
Before
 advisory/administration
 fee waivers                  2.47%/2/    2.64%/2/
Ratios of net
 investment
 income to
 average
 net assets
After
 advisory/administration
 fee waivers                  5.25%/2/    4.93%/2/
Before
 advisory/administration
 fee waivers                  5.14%/2/    4.82%/2/
Portfolio
 turnover rate                 205%        239%

                          -----------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
/4/Reissuance of shares.
/5/There were no Investor C shares outstanding as of September 30, 1999.

             BlackRock
[GRAPHIC]    International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign cur-rencies, usually in order to hedge itself against foreign currency risk; howev-er, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as deriv-

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

atives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a secu-rity at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may

 IMPORTANT DEFINITIONS


 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more diffi-culty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctua-
64
tions in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obli-gation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A and B Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A and B Shares were launched in April 1996 and Investor C Shares were launched in September 1996. The performance for Investor C Shares for the period before they were launched is based on performance for Service and Investor B Shares. The actual return of Investor A and B Shares would have been lower than shown because Investor A and B Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31                 Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  8.40%

Worst Quarter
Q2 '94: -2.06%
                                  92     6.17%
                                  93    15.31%
                                  94    -3.71%
                                  95    20.02%
                                  96    10.26%
                                  97     9.75%
                                  98    10.97%
                                  99     0.01%
                                  00    11.17%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                            Since   Inception
                                 1 Year  3 Years  5 Years Inception   Date
International Bond; Inv A         5.60%   5.43%    7.24%    8.26%   07/01/91
International Bond; Inv B         5.84%   5.41%    7.28%    8.44%   07/01/91
International Bond; Inv C         9.54%   6.52%    7.62%    8.46%   07/01/91
Salomon Non-U.S. Hedged Govt.     9.62%   7.95%    9.33%    8.72%     N/A

These returns assume payment of applicable sales charges.


 * The chart and the table both assume reinvestment of dividends and distribu-tions.
66

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%

Interest expense                 .46%     .46%     .46%
Other expenses                   .82%     .82%     .82%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .42%     .42%     .42%

Total annual fund operating
 expenses                       1.93%    2.58%    2.58%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net expenses*                   1.83%    2.58%    2.58%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.50% (excluding interest expense) (for Investor A Shares) and 2.25% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discus-sion of these waivers and reimbursements.


Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each




  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $677  $1,067  $1,481  $2,633
B Shares**
   Redemption     $711  $1,152  $1,570  $2,683***
B Shares
   No Redemption  $261  $  802  $1,370  $2,683***
C Shares**
   Redemption     $361  $  802  $1,370  $2,915
C Shares
   No Redemption  $261  $  802  $1,370  $2,915

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Managing Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a Portfolio Manager and member of the interna-tional portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999 and Anthony Faillace since 2001.
68

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

            International Bond Portfolio

                                  INVESTOR A SHARES                                INVESTOR B SHARES
                                                           For the                                          For the
                                                           Period                                           Period
                       Year     Year     Year     Year    4/22/96/1     Year     Year     Year     Year    4/19/96/1
                       Ended    Ended    Ended    Ended   / through     Ended    Ended    Ended    Ended   / through
                      9/30/00  9/30/99  9/30/98  9/30/97   9/30/96     9/30/00  9/30/99  9/30/98  9/30/97   9/30/96
 Net asset value
 at beginning
 of period            $10.81   $11.24   $10.95   $11.71    $11.37      $10.81   $11.24   $10.95   $11.71    $11.36
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
 Income from
 investment
 operations
 Net investment
 income                 0.46     0.23     0.47     1.10      0.26        0.36     0.13     0.40     1.06      0.22
 Net gain (loss)
 on investments
 (both realized
 and unrealized)        0.21    (0.07)    0.76     0.05      0.32        0.23    (0.05)    0.74      - -      0.33
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
   Total from
   investment
   operations           0.67     0.16     1.23     1.15      0.58        0.59     0.08     1.14     1.06      0.55
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
 Less
 distributions
 Distributions
 from net
 investment
 income                (0.47)   (0.59)   (0.52)   (1.42)    (0.24)      (0.39)   (0.51)   (0.43)   (1.33)    (0.20)
 Distributions
 from net
 realized capital
 gains                 (0.32)     - -    (0.42)   (0.49)      - -       (0.32)     - -    (0.42)   (0.49)      - -
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
   Total
   distributions       (0.79)   (0.59)   (0.94)   (1.91)    (0.24)      (0.71)   (0.51)   (0.85)   (1.82)    (0.20)
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
 Net asset value
 at end of period     $10.69   $10.81   $11.24   $10.95    $11.71      $10.69   $10.81   $11.24   $10.95    $11.71
                      ======   ======   ======   ======    ======      ======   ======   ======   ======    ======
 Total return/3/        6.54%    1.43%   11.98%   11.02%     5.13%       5.74%    0.67%   11.15%   10.11%     4.90%
 Ratios/Supplemental
 data
 Net assets at
 end of period
 (in thousands)       $5,435   $2,638   $1,705   $1,015    $  176      $3,283   $2,447   $1,512   $  979    $  136
 Ratios of
 expenses to
 average net
 assets
  After advisory/
  administration
  fee waivers           1.89%    1.49%    1.48%    1.42%     1.45%/2/    2.59%    2.24%    2.22%    2.12%     2.09%/2/
  After advisory/
  administration
  fee waivers
  (excluding
  interest
  expense)              1.38%    1.49%    1.48%    1.42%     1.45%2      2.13%    2.24%    2.22%    2.12%     2.09%2
  Before
  advisory/
  administration
  fee waivers           1.89%    1.49%    1.63%    1.52%     1.86%/2/    2.59%    2.24%    2.37%    2.22%     2.49%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After advisory/
  administration
  fee waivers           4.20%    3.30%    3.59%    4.49%     5.29%/2/    3.45%    2.56%    2.83%    3.65%     4.61%/2/
  Before
  advisory/
  administration
  fee waivers           4.20%    3.30%    3.44%    4.39%     4.88%/2/    3.45%    2.56%    2.68%    3.55%     4.21%/2/
 Portfolio
 turnover rate           266%     317%     225%     272%      108%        266%     317%     225%     272%      108%
                                  INVESTOR C SHARES
                                                           For the
                                                           Period
                       Year     Year     Year     Year    9/11/96/1
                       Ended    Ended    Ended    Ended   / through
                      9/30/00  9/30/99  9/30/98  9/30/97   9/30/96
 Net asset value
 at beginning
 of period            $10.81   $11.24   $10.95   $11.71    $11.58
                      -------- -------- -------- -------- ------------
 Income from
 investment
 operations
 Net investment
 income                 0.35     0.13     0.54     1.15      0.02
 Net gain (loss)
 on investments
 (both realized
 and unrealized)        0.24    (0.05)    0.60    (0.09)     0.12
                      -------- -------- -------- -------- ------------
   Total from
   investment
   operations           0.59     0.08     1.14     1.06      0.14
                      -------- -------- -------- -------- ------------
 Less
 distributions
 Distributions
 from net
 investment
 income                (0.39)   (0.51)   (0.43)   (1.33)    (0.01)
 Distributions
 from net
 realized capital
 gains                 (0.32)     - -    (0.42)   (0.49)      - -
                      -------- -------- -------- -------- ------------
   Total
   distributions       (0.71)   (0.51)   (0.85)   (1.82)    (0.01)
                      -------- -------- -------- -------- ------------
 Net asset value
 at end of period     $10.69   $10.81   $11.24   $10.95    $11.71
                      ======== ======== ======== ======== ============
 Total return/3/        5.74%    0.67%   11.15%   10.13%     1.24%
 Ratios/Supplemental
 data
 Net assets at
 end of period
 (in thousands)       $2,228   $2,269   $1,249   $  474    $   19
 Ratios of
 expenses to
 average net
 assets
  After advisory/
  administration
  fee waivers           2.56%    2.24%    2.22%    2.11%     1.53%/2/
  After advisory/
  administration
  fee waivers
  (excluding
  interest
  expense)              2.15%    2.24%    2.22%    2.11%     1.53%2
  Before
  advisory/
  administration
  fee waivers           2.56%    2.24%    2.37%    2.21%     1.93%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After advisory/
  administration
  fee waivers           3.43%    2.55%    2.83%    3.57%     2.79%/2/
  Before
  advisory/
  administration
  fee waivers           3.43%    2.55%    2.68%    3.47%     2.38%/2/
 Portfolio
 turnover rate           266%     317%     225%     272%      108%

            -------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield secu-rities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including mezzanine investments, collateralized bond obli-gations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations which are
 securities backed by a
 diversified pool of
 high yield securities.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they also may be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund currently may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and

  IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issu-er. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepay-
72
ment than residential mortgage-backed securities. In periods of falling inter-est rates, the rate of prepayments tends to increase (as does price fluctua-tion) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the man-ager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several clas-ses will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities mar-kets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.


                                  [GRAPH]

As of 12/31                  Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4 '99:  3.74%

Worst Quarter
Q4 '00: -6.54%
                                  99    8.13%
                                  00   -7.55%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                               Since           Inception
                              1 Year         Inception           Date
High Yield Bond; Inv A       -12.21%          -1.85%           11/19/98
High Yield Bond; Inv B       -12.56%          -2.41%           11/19/98
High Yield Bond; Inv C        -9.17%          -0.26%           11/19/98
Lehman High Yield             -5.86%          -0.99%             N/A

These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B or C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .54%     .54%     .54%
Other expenses                   .82%     .82%     .82%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .42%     .42%     .42%
Total annual fund operating
 expenses                       1.96%    2.61%    2.61%
Fee waivers and expense
 reimbursements*                 .25%     .15%     .15%
Net expenses*                   1.71%    2.46%    2.46%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (excluding interest expense) (for Investor A Shares) and 1.92% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a




 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circum-stances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $665  $1,062  $1,482   $2,652
B Shares**
   Redemption     $699  $1,147  $1,572   $2,701***
B Shares
   No Redemption  $249  $  797  $1,372   $2,701***
C Shares**
   Redemption     $349  $  797  $1,372   $2,933
C Shares
   No Redemption  $249  $  797  $1,372   $2,933

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                     High Yield Bond Portfolio

                                INVESTOR              INVESTOR               INVESTOR
                                A SHARES              B SHARES               C SHARES
                                     For the               For the                For the
                                      Period                Period                 Period
                            Year    11/19/98/1    Year    11/19/98/1     Year    11/19/98/1
                            Ended   / through     Ended   / through      Ended   / through
                           9/30/00   9/30/99     9/30/00   9/30/99      9/30/00   9/30/99
Net asset value at
 beginning of period       $ 9.73     $10.00     $  9.73   $ 10.00      $ 9.73     $10.00
                           ------     ------     -------   -------      ------     ------
Income from investment
 operations
 Net investment income       1.07       0.86        0.99      0.79        0.99       0.78
 Net (loss) on
  investments (both
  realized and
  unrealized)               (0.81)     (0.31)      (0.81)    (0.31)      (0.80)     (0.31)
                           ------     ------     -------   -------      ------     ------
  Total from investment
   operations                0.26       0.55        0.18      0.48        0.19       0.47
                           ------     ------     -------   -------      ------     ------
Less distributions
 Distributions from net
  investment income         (1.07)     (0.82)      (1.00)    (0.75)      (1.00)     (0.74)
                           ------     ------     -------   -------      ------     ------
  Total distributions       (1.07)     (0.82)      (1.00)    (0.75)      (1.00)     (0.74)
                           ------     ------     -------   -------      ------     ------
Net asset value at end of
 period                    $ 8.92     $ 9.73     $  8.91   $  9.73      $ 8.92     $ 9.73
                           ======     ======     =======   =======      ======     ======
Total return/3/              2.63%      5.50%       1.74%     4.78%       1.86%      4.69%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $5,094     $4,412     $39,897   $12,407      $3,758     $2,647
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.70%      1.54%/2/    2.47%     2.27%/2/    2.45%      2.25%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.17%      1.15%/2/    1.92%     1.88%/2/    1.92%      1.88%/2/
 Before
  advisory/administration
  fee waivers                1.88%      2.21%/2/    2.57%     2.94%/2/    2.63%      2.92%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers               11.41%     10.17%/2/   10.84%     9.41%/2/   10.63%      9.36%/2/
 Before
  advisory/administration
  fee waivers               11.23%      9.49%/2/   10.74%     8.73%/2/   10.45%      8.69%/2/
Portfolio turnover rate       235%       185%        235%      185%        235%       185%

                                     ------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
80

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in pri-vate activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.
82

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in May 1990. Investor B Shares were launched in July 1996 and Investor C Shares were launched in February 1997. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31           Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  8.06%

Worst Quarter
Q1 '94: -6.93%
                                 91     11.36%
                                 92      8.85%
                                 93     12.88%
                                 94     -7.09%
                                 95     17.76%
                                 96      5.36%
                                 97      9.61%
                                 98      5.92%
                                 99     -4.61%
                                 00     10.44%

As of 12/31/00
----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
----------------------------------------------------------------------
                                                             Inception
                        1 Year   3 Years  5 Years  10 Years     Date
Tax-Free Income; Inv A   6.04%    2.31%    4.33%     6.36%    05/14/90
Tax-Free Income; Inv B   5.12%    1.83%    4.16%     6.03%    05/14/90
Tax-Free Income; Inv C   8.62%    2.95%    4.50%     6.43%    05/14/90
Lehman Municipal        11.69%    5.22%    5.84%     7.58%      N/A*

These returns assume payment of applicable sales charge.

 * For comparative purposes, the value of the index on 04/30/90 is used as the beginning value on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
***  There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .79%     .79%     .79%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .39%     .39%     .39%
Total annual fund operating
 expenses                       1.39%    2.04%    2.04%
Fee waivers and expense
 reimbursements*                 .32%     .22%     .22%
Net expenses*                   1.07%    1.82%    1.82%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $792   $1,101  $1,975
B Shares**
   Redemption     $635   $968   $1,278  $2,106***
B Shares
   No Redemption  $185   $618   $1,078  $2,106***
C Shares**
   Redemption     $285   $618   $1,078  $2,351
C Shares
   No Redemption  $185   $618   $1,078  $2,351

  *  Reflects imposition of sales charge.
 **  Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

              Tax-Free Income Portfolio

                                                A
                                      INVESTOR A SHARES
                            Year     Year      Year     Year     Year
                            Ended    Ended     Ended    Ended    Ended
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value
 at beginning of
 period                    $10.96   $11.73    $11.34   $10.84   $10.61
                           ------   ------    ------   ------   ------
Income from
 investment operations
 Net investment
  income                     0.51     0.47      0.47     0.50     0.45
 Net gain (loss)
  on
  investments (both
  realized and
  unrealized)               (0.06)   (0.71)     0.45     0.51     0.21
                           ------   ------    ------   ------   ------
 Total from
  investment
  operations                 0.45    (0.24)     0.92     1.01     0.66
                           ------   ------    ------   ------   ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.49)   (0.47)    (0.48)   (0.51)   (0.43)
 Distributions
  from net
  realized capital
  gains                       - -    (0.06)    (0.05)     - -      - -
                           ------   ------    ------   ------   ------
 Total
  distributions             (0.49)   (0.53)    (0.53)   (0.51)   (0.43)
                           ------   ------    ------   ------   ------
Net asset value
 at end of period          $10.92   $10.96    $11.73   $11.34   $10.84
                           ======   ======    ======   ======   ======
Total return3                4.31%   (2.14)%    8.34%    9.58%    6.94%
Ratios/Supplemental
 data
 Net assets at
  end of
  period (in thousands)    $8,751   $6,591    $6,440   $5,530   $4,873
 Ratios of
  expenses to
  average net
  assets
 After advisory
  /administration
  fee waivers                1.07%    1.07%     1.05%    1.02%    1.04%
 Before
  advisory/administration
  fee waivers                1.29%    1.29%     1.33%    1.37%    1.37%
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                4.85%    4.10%     4.17%    4.60%    4.67%
 Before
  advisory/administration
  fee waivers                4.63%    3.88%     3.89%    4.25%    4.35%
Portfolio
 turnover rate                 43%     104%      100%     262%     268%
                                  INVESTOR B SHARES                 INVESTOR C SHARES
                                                                 For the                                  For the
                                                                  Period                                   Period
                            Year     Year      Year     Year    7/18/96/1/    Year     Year      Year    2/28/97/1/
                            Ended    Ended     Ended    Ended    through      Ended    Ended     Ended    through
                           9/30/00  9/30/99   9/30/98  9/30/97   9/30/96     9/30/00  9/30/99   9/30/98   9/30/97
Net asset value
 at beginning of
 period                    $10.96   $11.73    $11.34   $10.84     $10.74     $10.96   $11.73    $11.34     $11.04
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
Income from
 investment operations
 Net investment
  income                     0.44     0.38      0.40     0.44       0.08       0.46     0.38      0.36       0.28
 Net gain (loss)
  on
  investments (both
  realized and
  unrealized)               (0.07)   (0.71)     0.44     0.49       0.10      (0.08)   (0.71)     0.48       0.27
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
 Total from
  investment
  operations                 0.37    (0.33)     0.84     0.93       0.18       0.38    (0.33)     0.84       0.55
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.41)   (0.38)    (0.40)   (0.43)     (0.08)     (0.41)   (0.38)    (0.40)     (0.25)
 Distributions
  from net
  realized capital
  gains                       - -    (0.06)    (0.05)     - -        - -        - -    (0.06)    (0.05)       - -
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
 Total
  distributions             (0.41)   (0.44)    (0.45)   (0.43)     (0.08)     (0.41)   (0.44)    (0.45)     (0.25)
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
Net asset value
 at end of period          $10.92   $10.96    $11.73   $11.34     $10.84     $10.93   $10.96    $11.73     $11.34
                           ======== ========= ======== ======== ============ ======== ========= ======== ==========
Total return3                3.54%   (2.87)%    7.53%    8.77%      1.72%      3.63%   (2.87)%    7.53%      5.02%
Ratios/Supplemental
 data
 Net assets at
  end of
  period (in thousands)    $2,723   $3,434    $2,034   $  926     $   10     $1,129   $2,868    $1,024        - -
 Ratios of
  expenses to
  average net
  assets
 After advisory
  /administration
  fee waivers                1.82%    1.82%     1.79%    1.75%      1.65%/2/   1.82%    1.82%     1.70%      1.70%2
 Before
  advisory/administration
  fee waivers                2.04%    2.04%     2.07%    2.10%      1.98%/2/   2.04%    2.04%     1.98%      2.05%2
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                4.09%    3.35%     3.39%    3.65%      3.84%/2/   4.13%    3.35%     3.19%      3.95%2
 Before
  advisory/administration
  fee waivers                3.87%    3.13%     3.11%    3.30%      3.51%/2/   3.91%    3.13%     2.91%      3.60%2
Portfolio
 turnover rate                 43%     104%      100%     262%       268%        43%     104%      100%       262%

              -----------------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Delaware Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the eco-nomic conditions and governmental policies of Delaware and its political subdi-visions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
90

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                  [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  4.66%

Worst Quarter
Q1 '94: -4.71%
                                  91     8.61%
                                  92     5.25%
                                  93     7.78%
                                  94    -3.76%
                                  95    12.55%
                                  96     3.09%
                                  97     5.98%
                                  98     6.20%
                                  99    -2.82%
                                  00     9.67%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                     Inception
                        1 Year    3 Years    5 Years    10 Years        Date
DE Tax Free; Inv A       5.32%     2.80%      3.49%       4.76%       09/30/86
DE Tax Free; Inv B       4.36%     2.34%      3.22%       3.07%       09/30/86
DE Tax Free; Inv C       7.86%     3.44%      3.57%       4.40%       09/30/86
Lehman Municipal        11.69%     5.22%      5.84%           %         N/A*

These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)      4.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .83%     .83%     .83%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .43%     .43%     .43%
Total annual fund operating
 expenses                       1.48%    2.13%    2.13%
Fee waivers and expense
 reimbursements*                 .31%     .21%     .21%
Net expenses*                   1.17%    1.92%    1.92%

* BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (for Investor A Shares) and 1.92% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $514   $820   $1,147  $2,072
B Shares**
   Redemption     $645   $997   $1,325  $2,202***
B Shares
   No Redemption  $195   $647   $1,125  $2,202***
C Shares**
   Redemption     $295   $647   $1,125  $2,446
C Shares
   No Redemption  $195   $647   $1,125  $2,446

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    Delaware Tax-Free Income Portfolio

                                   INVESTOR                        INVESTOR                        INVESTOR
                                   A SHARES                        B SHARES                        C SHARES
                                               For the                         For the                        For the
                                               Period                          Period                         Period
                            Year     Year     5/11/98/1     Year     Year     5/11/98/1     Year    Year     5/11/98/1
                            Ended    Ended    / through     Ended    Ended    / through     Ended   Ended    / through
                           9/30/00  9/30/99    9/30/98     9/30/00  9/30/99    9/30/98     9/30/00 9/30/99    9/30/98
Net asset value at
 beginning of period       $ 9.62   $10.33     $10.00      $ 9.62   $10.33     $10.00       $9.62  $10.33     $10.00
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
Income from investment
 operations
 Net investment income       0.43     0.39       0.15        0.35     0.32       0.12        0.35    0.32       0.12
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.04    (0.54)      0.34        0.05    (0.54)      0.34        0.05   (0.54)      0.34
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
  Total from investment
   operations                0.47    (0.15)      0.49        0.40    (0.22)      0.46        0.40   (0.22)      0.46
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
Less distributions
 Distributions from net
  investment income         (0.41)   (0.42)     (0.16)      (0.34)   (0.35)     (0.13)      (0.34)  (0.35)     (0.13)
 Distributions from net
  realized capital gains      - -    (0.14)       - -         - -    (0.14)       - -         - -   (0.14)       - -
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
  Total distributions       (0.41)  (0.56)      (0.16)      (0.34)   (0.49)     (0.13)      (0.34)  (0.49)     (0.13)
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
Net asset value at end of
 period                    $ 9.68   $ 9.62     $10.33      $ 9.68   $ 9.62     $10.33       $9.68  $ 9.62     $10.33
                           ======   ======     ======      ======   ======     ======       =====  ======     ======
Total return/3/              5.01%   (1.57)%     4.97%       4.23%   (2.31)%     4.67%       4.23%  (2.31)%     4.67%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,741   $4,468     $2,546      $1,769   $3,149     $1,740       $ 371  $  889     $  716
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.17%    1.17%      1.15%/2/    1.92%    1.92%      1.83%/2/    1.92%   1.92%      1.89%/2/
 Before
  advisory/administration
  fee waivers                1.38%    1.33%      1.33%/2/    2.13%    2.08%      2.01%/2/    2.13%   2.08%      2.07%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.45%    3.91%      3.68%/2/    3.67%    3.16%      2.89%/2/    3.67%   3.16%      2.81%/2/
 Before
  advisory/administration
  fee waivers                4.24%    3.75%      3.50%/2/    3.46%    3.00%      2.71%/2/    3.46%   3.00%      2.63%/2/
Portfolio turnover rate        27%      31%        54%         27%      31%        54%         27%     31%        54%

                    -----------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics;
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of
 facilities, such as a
 water or sewer system,
 or from the proceeds of
 a special excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in December 1992. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31                   Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  7.36%

Worst Quarter
Q1 '94: -6.15%
                                 93     10.14%
                                 94     -6.51%
                                 95     17.45%
                                 96      3.65%
                                 97      8.15%
                                 98      5.86%
                                 99     -3.48%
                                 00     10.68%

As of 12/31/99
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since    Inception
                       1 Year    3 Years   5 Years  Inception     Date
OH Tax-Free; Inv A      6.30%     2.79%     4.01%     4.91%     12/01/92
OH Tax-Free; Inv B      5.37%     2.31%     3.74%     4.83%     12/01/92
OH Tax-Free; Inv C      8.87%     3.42%     4.09%     4.83%     12/01/92
Lehman Municipal       11.69%     5.22%     5.84%         %       N/A

These returns assume payment of applicable sales charges.

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .82%     .82%     .82%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .42%     .42%     .42%
Total annual fund operating
 expenses                       1.42%    2.07%    2.07%
Fee waivers and expense
 reimbursements*                 .35%     .25%     .25%
Net expenses*                   1.07%    1.82%    1.82%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.




 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $798   $1,113  $2,005
B Shares**
   Redemption     $635   $975   $1,291  $2,136***
B Shares
   No Redemption  $185   $625   $1,091  $2,136***
C Shares**
   Redemption     $285   $625   $1,091  $2,380
C Shares
   No Redemption  $185   $625   $1,091  $2,380

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                Ohio Tax-Free Income Portfolio

                                      INVESTOR A SHARES                             INVESTOR B SHARES
                            Year     Year      Year     Year     Year     Year     Year      Year     Year     Year
                            Ended    Ended     Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value
 at beginning of
 period                    $10.19   $10.88    $10.50   $10.15   $10.05   $10.19   $10.88    $10.50   $10.15   $10.05
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
Income from
 investment
 operations
 Net investment
  income                     0.49     0.45      0.45     0.45     0.46     0.42     0.37      0.37     0.37     0.38
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             - -    (0.65)     0.38     0.35     0.10      - -    (0.65)     0.38     0.35     0.10
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
 Total from
  investment
  operations                 0.49    (0.20)     0.83     0.80     0.56     0.42    (0.28)     0.75     0.72     0.48
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.46)   (0.45)    (0.45)   (0.45)   (0.46)   (0.39)   (0.37)    (0.37)   (0.37)   (0.38)
 Distributions
  from net
  realized
  capital gains               - -    (0.04)      - -      - -      - -      - -    (0.04)      - -      - -      - -
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
 Total
  distributions             (0.46)   (0.49)    (0.45)   (0.45)   (0.46)   (0.39)   (0.41)    (0.37)   (0.37)   (0.38)
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
Net asset value
 at end of period          $10.22   $10.19    $10.88   $10.50   $10.15   $10.22   $10.19    $10.88   $10.50   $10.15
                           ======   ======    ======   ======   ======   ======   ======    ======   ======   ======
Total return/3/              5.03%   (1.85)%    8.05%    8.03%    5.66%    4.25%   (2.58)%    7.25%    7.23%    4.87%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $3,243   $3,036    $2,774   $2,614   $2,833   $1,668   $1,426    $1,116   $  622   $  161
 Ratios of
  expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.07%    1.07%     1.06%    1.02%    0.91%    1.82%    1.82%     1.79%    1.75%    1.66%
 Before
  advisory/administration
  fee waivers                1.32%    1.28%     1.39%    1.53%    1.50%    2.07%    2.03%     2.12%    2.26%    2.26%
 Ratios of net
  investment
  income
  to average net
  assets
 After
  advisory/administration
  fee waivers                4.94%    4.28%     4.22%    4.35%    4.57%    4.19%    3.53%     3.41%    3.52%    3.80%
 Before
  advisory/administration
  fee waivers                4.69%    4.07%     3.89%    3.84%    3.98%    3.94%    3.32%     3.08%    3.01%    3.21%
Portfolio
 turnover rate                 23%      23%       77%      87%     136%      23%      23%       77%      87%     136%
                               INVESTOR C SHARES
                                               For the
                                               Period
                            Year     Year     8/26/98/1
                            Ended    Ended    / through
                           9/30/00  9/30/99    9/30/98
Net asset value
 at beginning of
 period                    $10.19   $10.88     $10.74
                           -------- --------- ------------
Income from
 investment
 operations
 Net investment
  income                     0.42     0.37       0.03
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             - -    (0.65)      0.14
                           -------- --------- ------------
 Total from
  investment
  operations                 0.42    (0.28)      0.17
                           -------- --------- ------------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.39)   (0.37)     (0.03)
 Distributions
  from net
  realized
  capital gains               - -    (0.04)       - -
                           -------- --------- ------------
 Total
  distributions             (0.39)   (0.41)     (0.03)
                           -------- --------- ------------
Net asset value
 at end of period          $10.22   $10.19     $10.88
                           ======== ========= ============
Total return/3/              4.25%   (2.58)%     1.60%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $  412   $  192     $  527
 Ratios of
  expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.82%    1.82%      1.71%/2/
 Before
  advisory/administration
  fee waivers                2.07%    2.03%      2.04%/2/
 Ratios of net
  investment
  income
  to average net
  assets
 After
  advisory/administration
  fee waivers                4.19%    3.53%      2.82%/2/
 Before
  advisory/administration
  fee waivers                3.94%    3.32%      2.49%/2/
Portfolio
 turnover rate                 23%      23%        77%

                ---------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Kentucky Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.


 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                  [GRAPH]

As of 12/31                 Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  5.25%

Worst Quarter
Q1 '94: -4.49%
                                  91     8.66%
                                  92     6.97%
                                  93     9.03%
                                  94    -3.69%
                                  95    12.90%
                                  96     3.17%
                                  97     6.42%
                                  98     5.85%
                                  99    -2.87%
                                  00     8.26%

As of 12/31/00
--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
--------------------------------------------------------------------
                                                           Inception
                      1 Year   3 Years  5 Years  10 Years    Date
KY Tax-Free; Inv A     3.97%    2.24%    3.31%     4.96%   11/30/87
KY Tax-Free; Inv B     2.96%    1.75%    3.04%     3.50%   11/30/87
KY Tax-Free; Inv C     6.78%    2.97%    3.45%     4.64%   11/30/87
Lehman Municipal      11.69%    5.22%    5.84%     7.86%     N/A

These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .80%     .80%     .80%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .40%     .40%     .40%
Total annual fund operating
 expenses                       1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements*                 .28%     .18%     .18%
Net expenses*                   1.17%    1.92%    1.92%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (for Investor A Shares) and 1.92% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $514   $814   $1,135   $2,043
B Shares**
   Redemption     $645   $991   $1,312   $2,173***
B Shares
   No Redemption  $195   $641   $1,112   $2,173***
C Shares**
   Redemption     $295   $641   $1,112   $2,417
C Shares
   No Redemption  $195   $641   $1,112   $2,417

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been man-ager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Kentucky Tax-Free Income Portfolio

                                   INVESTOR                        INVESTOR                       INVESTOR
                                   A SHARES                        B SHARES                       C SHARES
                                               For the                        For the                        For the
                                               Period                         Period                         Period
                            Year     Year     5/11/98/1     Year    Year     5/11/98/1     Year    Year     5/11/98/1
                            Ended    Ended    / through     Ended   Ended    / through     Ended   Ended    / through
                           9/30/00  9/30/99    9/30/98     9/30/00 9/30/99    9/30/98     9/30/00 9/30/99    9/30/98
Net asset value at
 beginning of period       $ 9.63   $10.31     $10.00       $9.63  $10.31     $10.00       $9.63  $10.31     $10.00
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
Income from investment
 operations
 Net investment income       0.44     0.40       0.16        0.37    0.34       0.15        0.41    0.33       0.15
 Net gain (loss) on
  investments (both
  realized and
  unrealized)               (0.05)   (0.57)      0.31       (0.05)  (0.58)      0.29       (0.07)  (0.57)      0.29
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
  Total from investment
   operations                0.39    (0.17)      0.47        0.32   (0.24)      0.44        0.34   (0.24)      0.44
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
Less distributions
 Distributions from net
  investment income         (0.42)   (0.41)     (0.16)      (0.35)  (0.34)     (0.13)      (0.35)  (0.34)     (0.13)
 Distributions from net
  realized capital gains      - -    (0.10)       - -         - -   (0.10)       - -         - -   (0.10)       - -
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
  Total distributions       (0.42)   (0.51)     (0.16)      (0.35)  (0.44)     (0.13)      (0.35)  (0.44)     (0.13)
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
Net asset value at end of
 period                    $ 9.60   $ 9.63     $10.31       $9.60  $ 9.63     $10.31       $9.62  $ 9.63     $10.31
                           ======   ======     ======       =====  ======     ======       =====  ======     ======
Total return/3/              4.17%   (1.69)%     4.76%       3.40%  (2.43)%     4.45%       3.61%  (2.43)%     4.45%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,686   $1,856     $  975       $ 279  $  203     $  - -       $  69  $  571     $  - -
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.17%    1.17%      1.17%/2/    1.92%   1.92%      0.67%/2/    1.92%   1.92%      0.67%/2/
 Before
  advisory/administration
  fee waivers                1.35%    1.35%      1.42%/2/    2.10%   2.10%      0.92%/2/    2.10%   2.10%      0.92%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.63%    4.09%      4.07%/2/    3.86%   3.34%      0.64%/2/    3.78%   3.34%      5.00%/2/
 Before
  advisory/administration
  fee waivers                4.45%    3.91%      3.82%/2/    3.68%   3.16%      0.39%/2/    3.60%   3.16%      4.75%/2/
Portfolio turnover rate        55%      25%         7%         55%     25%         7%         55%     25%         7%

                   ------------------------------------------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    New Jersey Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctua-tions and general market liquidity than others. The income from certain deriv-atives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A Shares were launched in January 1996, Investor B Shares were launched in July 1996 and Investor C Shares were launched in December 1998. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares, because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31              Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  6.13%

Worst Quarter
Q1 '94: -5.17%
                                  92     8.90%
                                  93    11.58%
                                  94    -4.70%
                                  95    14.94%
                                  96     3.44%
                                  97     8.08%
                                  98     5.80%
                                  99    -2.95%
                                  00     9.52%

The bars of 1992-1996 are based upon performance Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                         Since    Inception
                        1 Year     3 Years    5 Years  Inception     Date
NJ Tax-Free; Inv A       5.14%      2.58%      3.84%     5.90%     07/01/91
NJ Tax-Free; Inv B       4.21%      2.11%      3.64%     5.98%     07/01/91
NJ Tax-Free; Inv C       7.71%      3.22%      3.98%     5.98%     07/01/91
Lehman Municipal        11.69%      5.22%      5.84%     7.23%       N/A

These returns assume payment of applicable sales charges.

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .79%     .79%     .79%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .39%     .39%     .39%
Total annual fund operating
 expenses                       1.39%    2.04%    2.04%
Fee waivers and expense
 reimbursements*                 .32%     .22%     .22%
Net expenses*                   1.07%    1.82%    1.82%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.




 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $792   $1,101  $1,975
B Shares**
   Redemption     $635   $968   $1,278  $2,106***
B Shares
   No Redemption  $185   $618   $1,078  $2,106***
C Shares**
   Redemption     $285   $618   $1,078  $2,351
C Shares
   No Redemption  $185   $618   $1,078  $2,351

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    New Jersey Tax-Free Income Portfolio

                                             INVESTOR A SHARES
                                                                  For the      For the
                                                                  Period        Period
                              Year     Year      Year     Year    2/1/96      1/26/96/1/
                              Ended    Ended     Ended    Ended   through      through
                             9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      1/31/96
 Net asset value
  at beginning of
  period                     $11.30   $12.07    $11.65   $11.27   $11.61        $11.54
                             ------   ------    ------   ------   ------        ------
 Income from
  investment
  operations
 Net investment
  income                       0.53     0.48      0.50     0.51     0.34           - -
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             (0.02)   (0.69)     0.42     0.37    (0.34)         0.07
                             ------   ------    ------   ------   ------        ------
  Total from
   investment
   operations                  0.51    (0.21)     0.92     0.88     0.00          0.07
                             ------   ------    ------   ------   ------        ------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.50)   (0.50)    (0.50)   (0.50)   (0.34)          - -
  Distributions
   from net
   realized
   capital gains                - -    (0.06)      - -      - -      - -           - -
                             ------   ------    ------   ------   ------        ------
  Total
   distributions              (0.50)   (0.56)    (0.50)   (0.50)   (0.34)          - -
                             ------   ------    ------   ------   ------        ------
 Net asset value
  at end of period           $11.31   $11.30    $12.07   $11.65   $11.27        $11.61
                             ======   ======    ======   ======   ======        ======
 Total return/3/               4.67%   (1.82)%    8.10%    7.94%   (0.01)%        0.63%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $1,723   $1,328    $1,432   $1,548   $  894        $   14
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/administration
   fee waivers                 1.07%    1.07%     1.06%    1.02%    1.01%/2/      1.02%/2/
  Before
   advisory/administration
   fee waivers                 1.29%    1.28%     1.36%    1.34%    1.33%/2/      1.36%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After
   advisory/administration
   fee waivers                 4.81%    4.11%     4.26%    4.41%    4.29%/2/      2.79%/2/
  Before
   advisory/administration
   fee waivers                 4.59%    3.90%     3.96%    4.09%    3.98%/2/      2.45%/2/
 Portfolio
  turnover rate                  77%      43%       24%      77%     109%           26%

                                         INVESTOR B SHARES                     INVESTOR C SHARES
                                                                   For the     For the      For the
                                                                   Period      Period        Period
                              Year     Year      Year     Year    7/2/96/1/    10/1/99     12/9/98/1/
                              Ended    Ended     Ended    Ended    through     through      through
                             9/30/00  9/30/99   9/30/98  9/30/97   9/30/96     3/3/00       9/30/99
 Net asset value
  at beginning of
  period                     $11.30   $12.07    $11.65   $11.27    $11.15      $ 11.30       $11.98
                             -------- --------- -------- -------- ------------ ----------- ------------
 Income from
  investment
  operations
 Net investment
  income                       0.45     0.40      0.41     0.41      0.09         0.18         0.32
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             (0.02)   (0.70)     0.42     0.38      0.12        (0.26)       (0.67)
                             -------- --------- -------- -------- ------------ ----------- ------------
  Total from
   investment
   operations                  0.43    (0.30)     0.83     0.79      0.21        (0.08)       (0.35)
                             -------- --------- -------- -------- ------------ ----------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.42)   (0.41)    (0.41)   (0.41)    (0.09)       (0.18)       (0.33)
  Distributions
   from net
   realized
   capital gains                - -    (0.06)      - -      - -       - -          - -          - -
                             -------- --------- -------- -------- ------------ ----------- ------------
  Total
   distributions              (0.42)   (0.47)    (0.41)   (0.41)    (0.09)       (0.18)       (0.33)
                             -------- --------- -------- -------- ------------ ----------- ------------
 Net asset value
  at end of period           $11.31   $11.30    $12.07   $11.65    $11.27      $ 11.04       $11.30
                             ======== ========= ======== ======== ============ =========== ============
 Total return/3/               3.89%   (2.55)%    7.30%    7.14%     2.04%       (0.73)%      (3.02)%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $1,614   $1,440    $1,051   $  767    $   30      $- -/4/       $   19
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/administration
   fee waivers                 1.82%    1.82%     1.80%    1.74%     1.74%/2/     1.82%/2/     1.82%/2/
  Before
   advisory/administration
   fee waivers                 2.04%    2.03%     2.10%    2.06%     2.06%/2/     2.04%/2/     2.03%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After
   advisory/administration
   fee waivers                 4.02%    3.36%     3.43%    3.60%     3.48%/2/     3.90%/2/     3.36%/2/
  Before
   advisory/administration
   fee waivers                 3.80%    3.15%     3.13%    3.28%     3.16%/2/     3.68%/2/     3.15%/2/
 Portfolio
  turnover rate                  77%      43%       24%      77%      109%          77%          43%

                    -----------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
/4/There were no Investor C shares outstanding as of September 30, 2000.

             BlackRock
[GRAPHIC]    Pennsylvania Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in December 1992. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31                 Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 7.54%

Worst Quarter
Q1 '94: -6.29%
                                 93     12.62
                                 94     -7.12
                                 95     17.86
                                 96      4.10
                                 97      8.23
                                 98      5.65
                                 99     -2.72
                                 00      9.46

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                     Since    Inception
                       1 Year   3 Years   5 Years  Inception     Date
PA Tax-Free; Inv A      5.07%    2.59%     4.01%     5.23%     12/01/92
PA Tax-Free; Inv B      4.22%    2.19%     3.76%     5.20%     12/01/92
PA Tax-Free; Inv C      7.58%    3.38%     4.15%     5.23%     12/01/92
Lehman Municipal       11.69%    5.22%     5.84%     6.61%       N/A

These returns assume payment of applicable sales charges.

  * The chart and the table both assume reinvestment of dividends and distri-butions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .76%     .76%     .76%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .36%     .36%     .36%
Total annual fund operating
 expenses                       1.36%    2.01%    2.01%
Fee waivers and expense
 reimbursements*                 .29%     .19%     .19%
Net expenses*                   1.07%    1.82%    1.82%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and
 maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $786   $1,088  $1,945
B Shares**
   Redemption     $635   $962   $1,265  $2,076***
B Shares
   No Redemption  $185   $612   $1,065  $2,076***
C Shares**
   Redemption     $285   $612   $1,065  $2,322
C Shares
   No Redemption  $185   $612   $1,065  $2,322

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no frontend charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Pennsylvania Tax-Free Income Portfolio

                                 INVESTOR A SHARES                             INVESTOR B SHARES
                       Year     Year      Year     Year     Year     Year     Year      Year     Year     Year
                       Ended    Ended     Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended
                      9/30/00  9/30/99   9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
 Net asset value
  at beginning of
  period              $ 10.52  $ 11.15   $ 10.77  $ 10.44  $ 10.33  $ 10.44  $ 11.15   $ 10.77  $ 10.44  $10.33
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
 Income from
  investment
  operations
 Net investment
  income                 0.49     0.46      0.45     0.48     0.48     0.42     0.38      0.39     0.40    0.40
 Net gain (loss)
  on investments
  (both realized
  and unrealized)        0.02    (0.59)     0.40     0.33     0.11     0.02    (0.62)     0.41     0.33    0.11
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
  Total from
   investment
   operations            0.51    (0.13)     0.85     0.81     0.59     0.44    (0.24)     0.80     0.73    0.51
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
 Less
  distributions
 Distributions
  from net
  investment income     (0.47)   (0.47)    (0.47)   (0.48)   (0.48)   (0.40)   (0.44)    (0.42)   (0.40)  (0.40)
 Distributions
  from net
  realized
  capital gains           - -    (0.03)      - -      - -      - -      - -    (0.03)      - -      - -     - -
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
  Total
   distributions        (0.47)   (0.50)    (0.47)   (0.48)   (0.48)   (0.40)   (0.47)    (0.42)   (0.40)  (0.40)
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
 Net asset value
  at end of
  period              $ 10.56  $ 10.52   $ 11.15  $ 10.77  $ 10.44  $ 10.48  $ 10.44   $ 11.15  $ 10.77  $10.44
                      =======  =======   =======  =======  =======  =======  =======   =======  =======  ======
 Total return/3/         5.03%   (1.25)%    8.04%    7.95%    5.81%    4.33%   (2.21)%    7.56%    7.12%   5.04%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $30,770  $36,634   $34,712  $32,900  $38,031  $21,584  $23,602   $17,601  $12,388  $7,974
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers           1.07%    1.04%     1.01%    0.97%    1.00%    1.82%    1.82%     1.78%    1.76%   1.74%
  Before advisory/
   administration
   fee waivers           1.26%    1.23%     1.25%    1.30%    1.30%    2.01%    2.00%     2.02%    2.07%   2.03%
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory
   /administration
   fee waivers           4.74%    4.23%     4.25%    4.54%    4.58%    4.01%    3.45%     3.46%    3.73%   3.81%
  Before advisory/
   administration
   fee waivers           4.55%    4.04%     4.01%    4.23%    4.29%    3.82%    3.26%     3.22%    3.42%   3.51%
 Portfolio
  turnover rate            31%      28%       43%      97%     119%      31%      28%       43%      97%    119%
                          INVESTOR C SHARES
                                          For the
                                           Period
                       Year     Year     8/14/98/1/
                       Ended    Ended     through
                      9/30/00  9/30/99    9/30/98
 Net asset value
  at beginning of
  period              $10.48   $11.15      $11.00
                      -------- --------- ------------
 Income from
  investment
  operations
 Net investment
  income                0.42     0.39        0.42
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       0.01    (0.59)       0.15
                      -------- --------- ------------
  Total from
   investment
   operations           0.43    (0.20)       0.57
                      -------- --------- ------------
 Less
  distributions
 Distributions
  from net
  investment income    (0.40)   (0.44)      (0.42)
 Distributions
  from net
  realized
  capital gains          - -    (0.03)        - -
                      -------- --------- ------------
  Total
   distributions       (0.40)   (0.47)      (0.42)
                      -------- --------- ------------
 Net asset value
  at end of
  period              $10.51   $10.48      $11.15
                      ======== ========= ============
 Total return/3/        4.32%   (1.93)%      7.56%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $  388   $  907      $  184
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers          1.82%    1.82%       1.58%/2/
  Before advisory/
   administration
   fee waivers          2.01%    1.97%       1.82%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory
   /administration
   fee waivers          4.01%    3.45%       2.98%/2/
  Before advisory/
   administration
   fee waivers          3.82%    3.26%       2.74%/2/
 Portfolio
  turnover rate           31%      28%         43%

             ------------------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

-------------------------------------------------------------------------------

When Must You Pay?

Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative will be responsible for any loss to a fund. For shares pur-chased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instruc-tions.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?
The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B or Investor C Shares. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

--------------------------------------------------------------------------------

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.
A Shares (Front-End Load)
 .One time sales charge paid at time of purchase
 .Lower ongoing distribution fees
 .Free exchange with other A Shares in BlackRock Funds family
 .Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
 .Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)
 .No front-end sales charge when you buy shares
 .You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
 .Higher ongoing distribution fees than A Shares
 .Free exchange with other B Shares in BlackRock Funds family
 .Automatically convert to A Shares seven years from purchase
 .Advantage: No up-front sales charge so you start off owning more shares. .Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)
 .No front-end sales charge when you buy shares
 .Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
 .Higher ongoing distribution fees than A Shares
 .Free exchange with other C Shares in BlackRock Funds family

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 .Advantage: No up-front sales charge so you start off owning more shares.
  These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
 .Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distribu-tions convert to A Shares 7 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).


--------------------------------------------------------------------------------

How Much is the Sales Charge?

The tables below show the schedule of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

--------------------------------------------------------------------------------

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        3.00%           3.09%
  $50,000 but less than
   $100,000                2.75%           2.83%
  $100,000 but less than
   $250,000                2.50%           2.56%
  $250,000 but less than
   $500,000                1.75%           1.78%
  $500,000 but less than
   $1,000,000              1.25%           1.26%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, Delaware Tax-Free Income and GNMA Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        4.00%           4.17%
  $50,000 but less than
   $100,000                3.75%           3.90%
  $100,000 but less than
   $250,000                3.50%           3.63%
  $250,000 but less than
   $500,000                2.50%           2.56%
  $500,000 but less than
   $1,000,000              1.50%           1.52%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Government Income and Managed Income Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        4.50%           4.71%
  $50,000 but less than
   $100,000                4.25%           4.44%
  $100,000 but less than
   $250,000                4.00%           4.17%
  $250,000 but less than
   $500,000                3.00%           3.09%
  $500,000 but less than
   $1,000,000              2.00%           2.04%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.
                                                                            131
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The following schedule of front-end sales charges and quantity discounts applies to the International Bond Portfolio and the High Yield Bond Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        5.00%           5.26%
  $50,000 but less than
   $100,000                4.75%           4.99%
  $100,000 but less than
   $250,000                4.50%           4.71%
  $250,000 but less than
   $500,000                3.50%           3.63%
  $500,000 but less than
   $1,000,000              2.50%           2.56%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

-------------------------------------------------------------------------------

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offer-ing price or the net asset value of the B Shares on the redemption date (which-ever is less). The amount of any CDSC an investor must pay depends on the num-ber of years that elapse between the date of purchase and the date of redemption.

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS %
                                         OF DOLLAR AMOUNT
  NUMBER OF YEARS                        SUBJECT TO THE
  ELAPSED SINCE PURCHASE                 CHARGE)
  Up to one year                         4.50%
  More than one but less than two years  4.00%
  More than two, but less than three
   years                                 3.50%
  More than three but less than four
   years                                 3.00%
  More than four but less than five
   years                                 2.00%
  More than five but less than six
   years                                 1.00%
  More than six years                    0.00%

-------------------------------------------------------------------------------
Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.








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When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

--------------------------------------------------------------------------------

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "break-points," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

--------------------------------------------------------------------------------

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

--------------------------------------------------------------------------------

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a speci-fied amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the







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term of the Letter of Intent, PFPC will hold Investor A Shares representing 5%
of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.
Any redemptions made during the term of the Letter of Intent will be sub-tracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

-------------------------------------------------------------------------------

Reinvestment Privilege (Investor A Shares, Investor B and Investor C Shares)

An investor may choose to reinvest shares within 60 days of the initial redemp-tion. Shares will be purchased at the net asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privi-lege, PFPC must be notified, in writing, by the shareholder of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinvestment privilege.

-------------------------------------------------------------------------------

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please con-tact PFPC at (800) 441-7762 or see the SAI.

-------------------------------------------------------------------------------

Waiving the Sales Charge (Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.







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Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circum-stances, including share exchanges (see page 143) and redemptions made in con-nection with certain retirement plans and in connection with certain share-holder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, deal-ers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may also enter into arrangements with Service Orga-nizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this share-holder servicing fee.

In return for that fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:

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    (1) Responding to customer questions on the services performed by the
        Service Organization and investments in Investor Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC. Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.






136
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--------------------------------------------------------------------------------


You can also make redemption requests through your registered investment pro-fessional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

-------------------------------------------------------------------------------

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

-------------------------------------------------------------------------------

The Company's Rights

The Company may:
  . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emer-

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-------------------------------------------------------------------------------

     gency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment (usually $500 for Investor Shares) as the result of a redemp-tion or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345
Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.








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For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond             .22%
  Intermediate Government Bond  .29%
  Intermediate Bond             .29%
  Core Bond Total Return        .25%
  Government Income             .15%
  Managed Income                .37%
  International Bond            .55%
  GNMA                          .20%
  High Yield                    .38%
  Tax-Free Income               .28%
  Pennsylvania Tax-Free Income  .31%
  New Jersey Tax-Free Income    .28%
  Ohio Tax-Free Income          .25%
  Delaware Tax-Free Income      .34%
  Kentucky Tax-Free Income      .37%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  first $1 billion            .500%             .550%
  $1 billion--$2
   billion                    .450%             .500%
  $2 billion--$3
   billion                    .425%             .475%
  greater than $3
   billion                    .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses (excluding interest expense) at the levels shown in that fund's expense table.


 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

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--------------------------------------------------------------------------------

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond Total Return        .380%
  Core PLUS Total Return        .375%
  Government Income             .550%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

In addition, through February 1, 2002 BlackRock and the Distributor have con-tractually agreed to waive distribution and service fees on Investor A Shares in the amount of .095% of average daily net assets for each fund.

--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.








140
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Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest divi-dends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on divi-dends paid with respect to interest on obligations of such state or municipali-ty. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege be subject to federal, state and local income tax.

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--------------------------------------------------------------------------------


If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

             Services for Shareholders
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 42 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the

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-------------------------------------------------------------------------------

form contact PFPC. The Company has the right to reject any telephone request.

In general, there are no limits on the number of exchanges you can make. How-ever, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP
Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

--------------------------------------------------------------------------------

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as cus-todian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907, or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trad-ing is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase









144
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--------------------------------------------------------------------------------

or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

--------------------------------------------------------------------------------

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional
Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemp-tions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.






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Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Internet Transactions

Investors in the funds may view their account balance and activity through the BlackRock Funds website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Naviga-tor 4.0 or higher.
The Company plans to accept Internet transaction processing beginning in the third quarter of 2001. The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precau-tions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.

--------------------------------------------------------------------------------
Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.


Internet Transactions




Electronic Access to Shareholder Documents
146

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages
1) Have your enrollment number ready. If you do not have one, please contact your financial advisor.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Bond Portfolios
===============================
B L A C K R O C K   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 5 of which are described in this prospectus.



                                   [GRAPHIC]



P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Bond...........................................................   9
Core Bond Total Return......................................................  15
Core PLUS Total Return......................................................  22
High Yield Bond.............................................................  29

About Your Investment

How to Buy/Sell Shares......................................................  38
Dividends/Distributions/Taxes...............................................  43

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).


This prospectus contains information on 5 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC]

             BlackRock
             Low Duration Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commer-cial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to con-tinue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. The fund seeks to limit risk by investing in investment grade bonds diversified in a variety of categories.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities.

  IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject
4
to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in June 1997 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992.

As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                    1993     5.66%
Q1 '95: 3.26%                   1994     1.39%
                                1995    10.51%
Worst Quarter                   1996     5.07%
Q1 '94: -0.18%                  1997     6.13%
                                1998     6.80%
                                1999     4.11%
                                2000     8.43%
The bars for 1993-1997 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                            Since    Inception
                       1 Year     3 Years     5 Years     Inception     Date
Low Duration Bond      8.43%      6.43%       6.10%          5.82%    07/17/92
ML 1-3 Yr. Treasury    8.00%      6.00%       5.92%          5.75%      N/A*

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
6

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                         1.87%
Other expenses                            .20%
Total annual fund operating expenses     2.57%
Fee waivers and expense reimbursements*   .30%
Net expenses*                            2.27%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $230   $771   $1,339   $2,883

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Expenses
and Fees



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)

                     Low Duration Bond Portfolio

                      Year     Year      Year    6/3/97/1/
                      Ended    Ended    Ended     through
                     9/30/00  9/30/99  9/30/98    9/30/97
Per Share operating
 performance:
Net asset value,
 beginning of
 period              $  9.82  $ 10.03  $   9.89   $  9.82
                     -------  -------  --------   -------
 Net investment
  income                0.62     0.61      0.59      0.19
 Net realized and
  unrealized gain
  or (loss) on
  investments          (0.02)   (0.22)     0.12      0.07
                     -------  -------  --------   -------
Total from
 investment
 operations             0.60     0.39      0.71      0.26
                     -------  -------  --------   -------
Less Distributions
Distributions from
 net investment
 income                (0.61)   (0.60)    (0.57)    (0.19)
                     -------  -------  --------   -------
 Total
  distributions        (0.61)   (0.60)    (0.57)    (0.19)
                     -------  -------  --------   -------
Net asset value,
 end of period       $  9.81  $  9.82  $  10.03   $  9.89
                     =======  =======  ========   =======
Total return            6.35%    4.06%     7.44%     2.68%
Ratios to average
 net assets:
Expenses                2.25%    2.26%     1.59%     1.01%/2/
 Excluding interest
  expense               0.40%    0.41%     0.40%     0.40%/2/
 Excluding waivers      2.66%    2.59%     1.99%     1.34%/2/
Net investment
 income                 6.30%    6.04%     5.93%     5.97%/2/
 Excluding waivers      5.89%    5.71%     5.53%     5.64%/2/
Supplemental data:
Portfolio turnover
 rate                    182%     177%      227%      371%
Net assets, end of
 period (in
 thousands)          $86,868  $79,326  $140,493   $68,300

/1/Commencement of investment operations of share class.

/2/Annualized.
8

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to but or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

tain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3 of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off
  IMPORTANT DEFINITIONS

 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.
 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.
 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in May 1998 is based upon performance for Institutional Shares of the fund, which were first issued in September 1993.


As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                    1994      -3.11%
Q2 '95: 4.52%                   1995      14.59%
                                1996       4.31%
Worst Quarter                   1997       7.61%
Q1 '94: -2.80%                  1998       7.18%
                                1999       1.14%
                                2000      11.01%
The bars for 1994-1998 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                            Since    Inception
                       1 Year     3 Years     5 Years     Inception     Date
Intermediate Bond      11.01%      6.37%       6.20%        5.65%     09/17/93
LB Intermediate
Govt./Corp.            10.12%      6.22%       6.11%        5.99%        N/A*

 * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
12

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                              .50%
Interest expense                           .83%
Other expenses                             .18%
Total annual fund operating expenses      1.51%
Fee waivers and expense  reimbursements*   .23%
Net expenses*                             1.28%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .45% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $130   $455    $802    $1,782

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)

                            Intermediate Bond Portfolio

                                 Year     Year    5/1/98/1/
                                Ended     Ended    through
                               9/30/00   9/30/99   9/30/98
Per Share operating
 performance:
Net asset value, beginning of
 period                        $   9.10  $  9.67   $  9.46
                               --------  -------   -------
 Net investment income             0.58     0.58      0.24
 Net realized and unrealized
  gain or (loss) on
  investments                      0.03    (0.47)     0.26
                               --------  -------   -------
Total from investment
 operations                        0.61     0.11      0.50
                               --------  -------   -------
Less Distributions
Distributions from net
 investment income                (0.58)   (0.58)    (0.24)
Distributions from net
 realized capital gains             - -    (0.10)    (0.05)
                               --------  -------   -------
 Total distributions              (0.58)   (0.68)    (0.29)
                               --------  -------   -------
Net asset value, end of
 period                        $   9.13  $  9.10   $  9.67
                               ========  =======   =======
Total return                       7.05%    1.25%     8.86%
Ratios to average net assets:
Expenses                           1.24%    1.61%     1.43%/2/
 Excluding interest expense        0.45%    0.44%     0.45%/2/
 Excluding waivers                 1.59%    1.87%     1.70%/2/
Net investment income              6.58%    6.27%     5.98%/2/
 Excluding waivers                 6.23%    6.00%     5.71%/2/
Supplemental data:
Portfolio turnover rate             199%     221%      221%
Net assets, end of period (in
 thousands)                    $152,412  $42,311   $48,365

/1/Commencement of investment operations of share class.
/2/Annualized.
14

             BlackRock
[GRAPHIC]
             Core Bond Total Return

             Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

  IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securi-ties markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. As with all such investments, past performance is not an indication of future results.
18

The performance for the period before BlackRock Shares were launched in May 1997 is based upon the performance for Institutional Shares of the fund, which were first issued in December 1992.


As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                    1993     9.69%
Q2 '95: 5.87%                   1994    -2.33%
                                1995    18.18%
Worst Quarter                   1996     3.58%
Q1 '94: -2.63%                  1997     9.11%
                                1998     8.34%
                                1999    -0.47%
                                2000    12.39%
The bars for 1993-1997 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                              Since   Inception
                         1 Year     3 Years     5 Years     Inception    Date
Core Bond Total Return   12.39%      6.61%       6.50%        7.11%   12/09/92
Lehman Aggregate         11.63%      6.35%       6.46%        7.05%      N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .49%
Interest expense                          .23%
Other expenses                            .17%
Total annual fund operating expenses      .89%
Fee waivers and expense  reimbursements*  .26%
Net expenses*                             .63%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $64    $258    $468    $1,072


Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
20

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)

                     Core Bond Total Return Portfolio

                      Year      Year      Year    5/1/97/1/
                     Ended     Ended      Ended    through
                    9/30/00   9/30/99    9/30/98   9/30/97
Per Share
 operating
 performance:
Net asset value,
 beginning of
 period             $   9.31  $  10.12   $  9.82   $  9.57
                    --------  --------   -------   -------
 Net investment
  income                0.61      0.59      0.61      0.26
 Net realized and
  unrealized gain
  or (loss)
  on investments        0.05     (0.60)     0.40      0.24
                    --------  --------   -------   -------
Total from
 investment
 operations             0.66     (0.01)     1.01      0.50
                    --------  --------   -------   -------
Less Distributions
Distributions from
 net investment
 income                (0.60)    (0.58)    (0.62)    (0.25)
Distributions from
 net realized
 capital gains         (0.01)    (0.22)    (0.09)      --
                    --------  --------   -------   -------
 Total
  distributions        (0.61)    (0.80)    (0.71)    (0.25)
                    --------  --------   -------   -------
Net asset value,
 end of period      $   9.36  $   9.31   $ 10.12   $  9.82
                    ========  ========   =======   =======
Total return            7.45%    (0.02)%   10.74%     5.30%
Ratios to average
 net assets:
Expenses                0.62%     0.79%     0.68%     0.56%/2/
 Excluding
  interest expense      0.40%     0.40%     0.40%     0.40%/2/
 Excluding waivers      0.99%     1.07%     1.02%     0.85%/2/
Net investment
 income                 6.68%     6.13%     6.14%     6.54%/2/
 Excluding waivers      6.31%     5.85%     5.80%     6.25%/2/
Supplemental data:
Portfolio turnover
 rate                    248%      328%      405%      441%
Net assets, end of
 period (in
 thousands)         $320,489  $160,791   $92,723   $48,139

/1/Commencement of investment operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]
             Core PLUS Total Return

             Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities (
 CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.

 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-

  IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

backed securities and CMBS generally experience less prepayment than residen-tial mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial
24
losses if they or their suppliers are not adequately prepared for the transi-tion, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses/1/                         .27%
Total annual fund operating expenses      .77%
Fee waivers and expense  reimbursements*  .37%
Net expenses*                             .40%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 41 for a discussion of these waivers and reimburse-ments.
 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years

BlackRock Shares   $41    $209

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of cer-tain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund. The performance information is provided to illustrate the past performance of BFM in managing substantially similar insti-tutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

Note:

The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.


                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000
          One Year                  Two Years               Since Inception
    12/31/1999-12/31/2000     12/31/1998-12/31/2000      3/31/1998-12/31/2000
  Institutional    Lehman     Institutional  Lehman      Institutional Lehman
  -----------------------   -----------------------    ----------------------
      11.53%       11.63%          5.50%      5.21%           6.55%     6.36%

The data represents accounts with assets as of December 31, 2000 of $7.666 bil-lion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The perfor-mance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unman-aged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference perfor-mance data for identical time periods.
28

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the portfolio manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations, which are
 securities backed by a
 diversified pool of
 high yield securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

  IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.



The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
30

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit pro-tection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-
32
tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, politi-cal and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results.


As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                     1999     8.91%
Q4 '99: 4.00%                    2000    -7.05%

Worst Quarter
Q4 '00: -6.39%

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                   Since     Inception
                                     1 Year      Inception      Date
High Yield Bond                      -7.05%        1.10%      11/19/98
Lehman High Yield                    -5.86%       -0.99%         N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                     .50%
Interest expense                                  .54%
Other expenses                                    .22%
Total annual fund operating expenses             1.26%
Fee waivers and expense reimbursements*           .17%
Net expenses                                     1.09%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 3 Years 3 Years

BlackRock Shares   $111   $383    $675   $1,508

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.
36

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each
Period)

                                  High Yield
                                  Bond Portfolio

                                                For the
                                                Period
                                       Year   11/19/98/1/
                                       Ended    through
                                      9/30/00   9/30/99
Per Share operating performance:
Net asset value, beginning of period   $9.73    $10.00
                                       -----    ------
Income from investment operations
 Net investment income                  1.14      0.90
 Net realized and unrealized (loss)
  on investments                       (0.82)    (0.32)
                                       -----    ------
  Total from investment operations      0.32      0.58
                                       -----    ------
Less distributions
 Distributions from net investment
  income                               (1.13)    (0.85)
                                       -----    ------
  Total distributions                  (1.13)    (0.85)
                                       -----    ------
Net asset value, end of period         $8.92    $ 9.73
                                       =====    ======
Total return                            3.26%     5.87%
Ratios to average net assets:
Expenses                                1.21%     0.33%/2/
 Excluding interest expense             0.55%     0.28%/2/
 Excluding waivers                      0.90%     0.41%/2/
Net investment income                  11.38%    10.45%/2/
 Excluding waivers                     11.11%    10.38%/2/
Supplemental data:
Portfolio turnover rate                  235%      185%
 Net assets, end of period (in
  thousands)                             - -       - -

/1/ Commencement of operations of share class.
/2/ Annualized.

             About Your Investment
[GRAPHIC]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors with a minimum investment of $5,000,000.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.


What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.
38

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible invest-ments for the respective fund.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is $5,000,000. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------

Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemp-tion payments is imposed by the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.


The Company's Rights

The Company may:
    . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Invest-ment Company Act of 1940,
    . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940, or as described in the section "Selling Shares" above,
    . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.


Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.


-------------------------------------------------------------------------------






-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

Accounts with Low Balances
The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------


Management
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as ofDecember 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond       .22%
  Intermediate Bond       .29%
  Core Bond Total Return  .25%
  High Yield              .38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

                           INVESTMENT
                           ADVISORY
  AVG DAILY NET ASSETS     FEE
  First $1 billion         .500%
  $1 billion-$2 billion    .450%
  $2 billion-$3 billion    .425%
  greater than $3 billion  .400%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses (ex-cluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond       .385%
  Intermediate Bond       .435%
  Core Bond Total Return  .380%
  Core PLUS Total Return  .375%
  High Yield Bond         .525%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.
42

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dividends and Distributions
BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------


Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.



--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's elec-tronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-
7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                   [GRAPHIC]

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)